EXHIBIT 10.6

TRUST INDENTURE

between

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY,
as Issuer

and

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Trustee

Dated as of October 1, 2008

$15,000,000
PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
Exempt Facilities Revenue Bonds
Series 2008B
(The York Water Company Project)

TABLE OF CONTENTS

ARTICLE I DEFINITIONS
SECTION 1.1. Definitions.
SECTION 1.2. Certain Rules of Interpretation.

ARTICLE II THE BONDS
SECTION 2.1. Authorized Amount and Issuance of Bonds; Disposition of Bond Proceeds.
SECTION 2.2. Terms of the Bonds.
SECTION 2.3. Reserved.
SECTION 2.4. Reserved.
SECTION 2.5. Form of Bonds; Execution; Bonds Equally and Ratably Secured; Limited Obligation of the Issuer.
SECTION 2.6. Authentication.
SECTION 2.7. Registration, Transfer and Exchange.
SECTION 2.8. Mutilated, Destroyed, Lost or Stolen Bonds.
SECTION 2.9. Payments of Principal, Redemption Price and Interest; Persons Entitled Thereto.
SECTION 2.10. Temporary Bonds.
SECTION 2.11. Cancellation of Surrendered Bonds.
SECTION 2.12. Acts of Registered Owners; Evidence of Ownership.
SECTION 2.13. Book Entry System.
SECTION 2.14. Payments to Cede & Co.; Payments to Beneficial Owners.

ARTICLE III DEBT SERVICE FUND AND CONSTRUCTION FUND
SECTION 3.1. Establishment of Funds and Accounts.
SECTION 3.2. Debt Service Fund.
SECTION 3.3. Return of Monies from Non-Presentment of Bonds.
SECTION 3.4. Construction Fund.
SECTION 3.5. Debt Service Fund Monies to be Held for All Registered Owners, With Certain Exceptions.
SECTION 3.6. Additional Accounts and Subaccounts.

ARTICLE IV INVESTMENTS, TAX COVENANTS
SECTION 4.1. Investment of Funds.
SECTION 4.2. Arbitrage Bond Covenant.
SECTION 4.3. Covenants Regarding Tax Exemption.

ARTICLE V REDEMPTION OF BONDS
SECTION 5.1. Bonds Subject to Redemption.
SECTION 5.2. Selection of Bonds for Redemption.
SECTION 5.3. Notice of Redemption.
SECTION 5.4. Effect of Redemption.
SECTION 5.5. Redemption by the Company in the Event of Death of a Beneficial Owner.
SECTION 5.6. Purchase in Lieu of Redemption.

ARTICLE VI REPRESENTATIONS AND COVENANTS OF THE ISSUER
SECTION 6.1. General Limitation; Issuer’s Representation.
SECTION 6.2. Payment of Bonds and Performance of Covenants.
SECTION 6.3. Enforcement of the Loan Agreement.
SECTION 6.4. No Personal Liability.
SECTION 6.5. Exemption from Federal Income Taxation.
SECTION 6.6. Corporate Existence; Compliance with Laws.
SECTION 6.7. Filings.
SECTION 6.8. Further Assurances.
SECTION 6.9. Inspection of Books.

ARTICLE VII EVENTS OF DEFAULT AND REMEDIES
SECTION 7.1. Events of Default Defined.
SECTION 7.2. Acceleration and Annulment Thereof.
SECTION 7.3. Legal Proceedings by Trustee.
SECTION 7.4. Discontinuance of Proceedings by Trustee.
SECTION 7.5. Registered Owners May Direct Proceedings.
SECTION 7.6. Limitations on Actions by Registered Owners.
SECTION 7.7. Trustee May Enforce Rights Without Possession of Bonds.
SECTION 7.8. Remedies Not Exclusive.
SECTION 7.9. Delays and Omissions Not to Impair Rights.
SECTION 7.10. Application of Monies.
SECTION 7.11. Trustee’s Right to Receiver.
SECTION 7.12. Trustee and Registered Owners Entitled to All Remedies.
SECTION 7.13. Waiver of Past Defaults.

ARTICLE VIII THE TRUSTEE
SECTION 8.1. Certain Duties and Responsibilities of Trustee.
SECTION 8.2. Notice if Event of Default Occurs or Notice if Taxability Occurs.
SECTION 8.3. Certain Rights of Trustee.
SECTION 8.4. Not Responsible for Recitals or Issuance of Bonds.
SECTION 8.5. May Hold Bonds.
SECTION 8.6. Money Held in Trust.
SECTION 8.7. Corporate Trustee Required; Eligibility.
SECTION 8.8. Resignation and Removal of Trustee; Appointment of Successor.
SECTION 8.9. Acceptance of Appointment by Successor Trustee.
SECTION 8.10. Merger, Conversion, Consolidation or Succession to Business.
SECTION 8.11. Fees, Charges and Expenses of Trustee.

ARTICLE IX AMENDMENTS AND SUPPLEMENTS
SECTION 9.1. Amendments and Supplements Without Registered Owners’ Consent.
SECTION 9.2. Amendments With Company and Registered Owners’ Consent.
SECTION 9.3. Amendments to Loan Agreement.
SECTION 9.4. Right to Payment.

ARTICLE X DEFEASANCE
SECTION 10.1. Defeasance.
SECTION 10.2. Effect of Defeasance.

ARTICLE XI MISCELLANEOUS PROVISIONS
SECTION 11.1. Limitations on Recourse; Immunity of Certain Persons.
SECTION 11.2. No Rights Conferred on Others.
SECTION 11.3. Illegal, Etc. Provisions Disregarded.
SECTION 11.4. Substitute Publication of Notice.
SECTION 11.5. Mailed Notice.
SECTION 11.6. Governing Law.
SECTION 11.7. Successors and Assigns.
SECTION 11.8. Action by Company.
SECTION 11.9. Headings and Subheadings for Convenience Only.
SECTION 11.10. Counterparts.
SECTION 11.11. Additional Notices to Rating Agencies.

Exhibit  A—Form of Bond
Exhibit  B—Letter of Representations to DTC
Exhibit  C—Form of Requisition
Exhibit  D—Form of Redemption Request

This Trust Indenture, dated as of October 1, 2008 (the "Indenture") between the PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY, (the "Issuer"), a public instrumentality of the Commonwealth of Pennsylvania (the "Commonwealth") and a public body corporate and politic organized and existing under the Pennsylvania Economic Development Financing Law, as amended (as defined herein, the "Act") and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York state chartered bank with trust powers duly organized and existing under the laws of the State of New York with a corporate trust office in Harrisburg, Pennsylvania, as Trustee (the "Trustee"),

W I T N E S S E T H :

WHEREAS, the Act declares that there is a critical need for the production of water suitable for public use and consumption, that in order to insure continuing supplies of water resources at reasonable rates, it is necessary to provide additional means of financing projects directed to such production, and that to protect the health, safety and general welfare of the people of the Commonwealth and to further encourage economic development and efficiency within the Commonwealth by providing basic services and facilities, it is necessary to provide additional or alternative means of financing facilities for the furnishing of water; and

WHEREAS, the Issuer is authorized to enter into agreements providing for the loan financing of "projects" within the meaning of the Act that promote any of the public purposes set forth in the Act; and

WHEREAS, the Issuer has determined to issue $15,000,000 aggregate principal amount of its Exempt Facilities Revenue Bonds, Series 2008B (The York Water Company Project) (the "Bonds") to provide funds to loan to The York Water Company (the "Company") for the financing of (i) a portion of the Company’s 2008 Capital Budget, including, but not limited to the design, acquisition, construction, improvement, extension, renovation, equipping and installation of (a) various structures, including distribution buildings, booster stations, pumping stations, and various plant and ancillary buildings, (b) spillway upgrades, standpipes, transmission and distribution mains, service lines, meters, fire hydrants, water treatment, pumping and purification equipment, and (c) various other capital improvements, replacements and equipment for the Company’s water system located throughout York County and Adams County, Pennsylvania, and (ii) the payment of all or a portion of the costs of issuance of the Bonds (the "Project"); and

WHEREAS, the Issuer has entered into a Loan Agreement dated as of October 1, 2008 (including any supplements and amendments thereto, the "Loan Agreement") with the Company providing for the loan by the Issuer to the Company of the proceeds of the Bonds for such purpose and the repayment of such loan by the Company; and

WHEREAS, the Bonds and the interest thereon are and shall be payable from and secured by a lien on and pledge of the Installment Loan Payments (as hereinafter defined) to be made by the Company pursuant to the Loan Agreement in amounts sufficient to pay at maturity or redemption the principal of, premium, if any, and interest on the Bonds when due; and

WHEREAS, all things necessary to make the Bonds, when issued, executed and delivered by the Issuer and authenticated by the Trustee pursuant to this Indenture, the valid, legal and binding special obligations of the Issuer, and to constitute this Indenture a valid pledge of certain income and hereinafter defined Revenues of the Issuer for the payment of the principal of, premium, if any, and interest on the Bonds authenticated and delivered under this Indenture, have been performed and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That the Issuer in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the Owners thereof, and for other valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on the Bonds according to their tenor and effect, and the performance and observance by the Issuer of all the covenants and conditions herein and therein contained (a) has executed and delivered this Indenture and (b) has agreed to sell, assign, transfer, set over and pledge, and by these presents does hereby sell, assign, transfer, set over and pledge unto Manufacturers and Traders Trust Company, Harrisburg, Pennsylvania, as Trustee, and to its successors in trust and its assigns forever, to the extent provided in this Indenture, all of the right, title and interest of the Issuer in and to the Loan Agreement (except for the Unassigned Issuer’s Rights as defined in the Loan Agreement), and all the Revenues of the Issuer, and amounts on deposit in the Construction Fund and Debt Service Fund as hereinafter in this Indenture provided (collectively, the "Trust Estate"); provided, however, that nothing in the Bonds or in this Indenture shall be construed as pledging the faith or credit or taxing power of the Commonwealth, or any other political subdivision of the Commonwealth, nor shall this Indenture or the Bonds constitute a general obligation of the Issuer, or a debt of the Commonwealth, or any political subdivision thereof;

TO HAVE AND TO HOLD the same unto the Trustee and its successors in trust forever;

IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the benefit and security of those who shall hold or own the Bonds issued hereunder, or any of them, without preference of any of said Bonds over any others thereof by reason of priority in the time of the issue or negotiation thereof or by reason of the date or maturity thereof, or for any other reason whatsoever, except as otherwise provided herein;

IT IS HEREBY COVENANTED, declared and agreed by and between the parties hereto, that all such Bonds are to be issued, authenticated as required by this Indenture, and delivered and that all property subject or to become subject hereto, including the Revenues, is to be held and applied upon and subject to the further covenants, conditions, uses and trusts hereinafter set forth; and the Issuer, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of those who shall hold all of the Bonds, or any of them, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions.

Terms used in this Indenture with the initial letter capitalized shall have the meanings specified in this Section 1.1 or if not defined in this Section 1.1, shall have the meanings specified in the recitals or other provisions of the Indenture as applicable.  All words and terms used in this Indenture and not defined herein shall, if defined in the Loan Agreement, have the meaning set forth therein.  The words "hereof," "herein," "hereto," "hereby," and "hereunder" (except in the Form of Bond) refer to the entire Indenture.  All words and terms importing the singular number shall, where the context requires, import the plural number and vice versa.

"Act" means the Pennsylvania Economic Development Financing Law (Act of August 23, 1967 P. L. 251, No. 102), as amended.  The Act is codified at 73 P.S. § 371 et seq.

"Act of Bankruptcy" means any of the following events:

(i) The Company (or any Person obligated, as guarantor or otherwise, to make payments under the Loan Agreement) shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of the Company (or any such other Person obligated, as a guarantor or otherwise, to make payments under the Loan Agreement) or of all or any substantial part of its property, (b) commence a voluntary case under the United States Bankruptcy Code, as now or hereafter in effect and including any amendments thereto, or (c) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; or

(ii) A proceeding or case shall be commenced in any court of competent jurisdiction, seeking (a) the liquidation, reorganization, dissolution, winding-up, or composition or adjustment of debts, of the Company (or any Person obligated, as guarantor or otherwise, to make payments under the Loan Agreement), (b) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company (or any Person obligated, as a guarantor or otherwise, to make payments under the Loan Agreement) or of all or any substantial part of its property, or (c) similar relief in respect of the Company (or any such other Person obligated, as a guarantor or otherwise, to make payments under the Loan Agreement) under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts.

"Administrative Expenses" means fees and expenses of the Trustee and the Issuer including, without limitation, the reasonable fees and expenses of their counsel and other professional advisors.

"Authorized Representative" means (i) in the case of the Issuer, each person at the time designated to act on behalf of the Issuer by the most recent written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its Secretary or Assistant Secretary; and (ii) with respect to each person at the time designated to act on behalf of any other Person (e.g., the Company or the Trustee), by written certificate furnished to the Trustee containing the specimen signature of such other person and signed on behalf of such person, in case of a partnership by each of its general partners (or any other person authorized to sign on behalf of such Partnership) and in the case of a corporation by a person authorized by such corporation to deliver such certificates.

"Authorized Denominations" means, $5,000 and any whole multiple thereof.

"Beneficial Owners" means the owners of beneficial interests in the Bonds while Bonds are held by a Securities Depository.

"Bond Counsel" means any firm of nationally recognized bond counsel selected by the Issuer and not unsatisfactory to the Trustee or the Company.

"Bond Documents" means the Financing Documents and all other agreements, certificates, documents and instruments delivered in connection with any of the Financing Documents.

"Bond Obligations" means the Debt Service due and payable and to become due and payable, and any other amounts which may be owed by the Company to, or on behalf of, the Issuer or the Trustee under the Bond Documents.

"Bond Resolution" means the resolution of the governing body of the Issuer adopted on September 10, 2008, authorizing the issuance of the Bonds.

"Bonds" means the Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series 2008B (The York Water Company Project) authorized hereunder.

"Business Day" means any day which is not (a) a Saturday, a Sunday or in the City of New York, New York, or the city in which the corporate trust operations office of the Trustee or any duly appointed Paying Agent or the office of the Trustee at which this Indenture is being administered is located, a day on which banks are authorized or required by law or executive order to be closed, or (b) a day on which the New York Stock Exchange is closed.

"Code" means the Internal Revenue Code of 1986, as amended.

"Construction Fund" means the fund of that name created pursuant to Section 3.1 hereof.

"Dated Date" means the date of delivery of the Bonds.

"Debt Service" means the principal of, premium, if any, and interest on the Bonds.

"Debt Service Fund" means the special fund of that name created pursuant to Section 3.1 hereof.

"Department" means the Department of Community and Economic Development of the Commonwealth.

"Determination of Taxability" means a Final Determination by the Internal Revenue Service or by a court of competent jurisdiction in the United States that, as a result of failure by the Company to observe or perform any covenant, condition or agreement on its part to be observed or performed under the Loan Agreement or as a result of the inaccuracy of any representation or agreement made by the Company under the Loan Agreement, the interest payable on any Bond is includable in the gross income of the Registered Owner or Beneficial Owner of such Bond (other than a Registered Owner or Beneficial Owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code).

"Disqualified Contractor" means a Person which has been suspended or debarred by the Commonwealth under its Contractor Responsibility Program, Management Directive 215.9, as amended or replaced by a successive directive rule, regulation or statute from time to time or has been convicted by a court of competent jurisdiction of a crime for which a term of imprisonment of one year or more could have been imposed, and any Person controlled by a Person which has been so suspended, debarred or convicted.

"DTC" means The Depository Trust Company, acting as Securities Depository, as set forth in Section 2.13 hereof.

"DTC Participant" shall have the meaning assigned from time to time by DTC when used by DTC in reference to a "DTC Participant."

"Event of Default" means any of the events described in Section 7.1 hereof.

"Favorable Opinion of Bond Counsel" means an opinion of Bond Counsel addressed to the Issuer and the Trustee to the effect that the action proposed to be taken is authorized or permitted by the laws of the Commonwealth and this Indenture and will not, in and of itself, adversely affect any exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes.

"Final Determination" means, with respect to a private letter ruling or a technical advice memorandum of the Internal Revenue Service, written notice thereof in a proceeding in which the Company had an opportunity to participate and, otherwise, means written notice of a determination from which no further right of appeal exists or from which no appeal is timely filed with the next level of administrative or judicial review in a proceeding to which the Company was a party or in which the Company had the opportunity to participate.

"Financing Documents" means this Indenture, the Loan Agreement, the Tax Documents and the Bonds.

"Government Obligations" means any one or more of the following:

(i) Securities that are direct obligations of the United States of America or securities the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America, trust receipts or other evidence of a direct claim upon the instruments described above, including but not limited to CATS (Certificates of Accrual on Treasury Securities), TIGRS (Treasury Investment Growth Receipts) and Government Trust Certificates; or

(ii) To the extent permitted by law for the particular investment contemplated, pre-refunded municipal obligations meeting the conditions set forth in (a) through (e) below:

(a) the municipal obligations are (i) not subject to redemption prior to maturity or (ii) the trustee for such municipal obligations has been given irrevocable instructions concerning their calling and redemption and the issuer of such municipal obligations has covenanted not to redeem such bonds other than as set forth in such instructions; and

(b) the municipal obligations are secured by cash or non-callable United States Government Obligations that may be applied only to interest, principal and premium payments of such municipal obligations; and

(c) the principal of and interest on such United States Government Obligations (plus any cash in an escrow fund) are sufficient to meet all of the liabilities of the municipal obligations; and

(d) the cash and/or United States Government Obligations serving as security for the municipal obligations are held by an escrow agent or trustee; and

(e) the United States Government Obligations are not available to satisfy any other claims, including those against the trustee or escrow agent.

"Indenture" means this Trust Indenture dated as of October 1, 2008, as hereafter amended and supplemented by any Supplemental Indenture.

"Interest Payment Date" means, with respect to the Bonds, May 1 and November 1 of each year, commencing May 1, 2009.

"Investment Securities" means and includes any of the following securities on which neither the Company nor any of its subsidiaries is the obligor:  (a) Government Obligations or obligations of any United States Government Related Entity or obligations guaranteed or insured as to principal and interest by the United States of America or any United States Government Related Entity; "United States Government-Related Entity" shall mean the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, General Services Administration, Government National Mortgage Association, Federal National Mortgage Association, each Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, each Federal Land Bank, each Federal Intermediate Credit Bank, Banks for Cooperatives and the Farm Credit System and The Student Loan Marketing Association; (b) obligations of a state, a territory, or a possession of the United States, or any political subdivision of any of the foregoing or of the District of Columbia as described in Section 103 of the Code, and rated not less than "A2" by Moody’s or "A" by another Nationally Recognized Statistical Rating Organization ("NRSRO"); split rated investments where one of the ratings falls below the minimum rating set forth above are not permitted; (c) domestic and eurodollar time deposits, overnight deposits, certificates of deposit and banker’s acceptances (i) maintained at or issued by any office or branch of any bank or trust company organized or licensed under the laws of the United States of America or any state thereof which bank or trust company has capital, surplus and undivided profits of at least $500,000,000, or (ii) maintained at or issued by any bank organized under the laws of a jurisdiction outside of the United States of America provided that the long term securities of such bank or trust company are rated A or higher (A2 in the case of Moody’s) by at least one NRSRO, in each case maturing not more than 360 days from the date of acquisition thereof; split rated investments where one of the ratings falls below the minimum rating set forth above are not permitted; (d) commercial paper and other instruments that are rated, or that are issued or guaranteed by an issuer that is rated, in the highest, short term category by at least two NRSROs (A-1 shall be deemed to be the highest short term rating for Standard and Poor’s) and maturing not more than 270 days from the date of acquisition thereof; (e) corporate notes and bonds rated "A" or higher (A2 in the case of Moody’s) by two or more NRSROs maturing not more than 364 days from the date of acquisition thereof; split ratings where one of the ratings falls below the minimum rating set forth above are not permitted; (f) repurchase and reverse repurchase agreements with any bank (or a broker-dealer subsidiary of affiliate of such bank), provided such bank has combined capital, surplus and undivided profits of at least $500,000,000, or any primary dealer of United States government securities provided that the collateral is limited to the investments described in (a) above; (g) shares of any money market mutual fund registered with the Securities and Exchange Commission as an investment company under the Investment Advisors Act of 1940, as amended, including any such fund which is managed by the Trustee or one of its affiliates or subsidiaries, including, without limitation, any mutual fund for which the Trustee or an affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (ii) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates; and (h) as otherwise permitted by Commonwealth law for such funds.

"Issue Date" means the date on which the Bonds are first authenticated and delivered to the initial purchasers against payment therefor.

"Loan Agreement" means the Loan Agreement dated as of October 1, 2008 between the Issuer and the Company, as hereafter amended and supplemented by any Supplemental Loan Agreement.

"Moody’s" means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody’s" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company by written notice to the Trustee and the Issuer.

"Outstanding" when used with reference to Bonds means all Bonds authenticated and delivered under this Indenture as of the time in question, except:

(a) All Bonds theretofore canceled or required to be canceled under Section 2.11 hereof;

(b) Bonds for the payment or redemption of which provision has been made in accordance with Article X hereof; provided that, if such Bonds are being redeemed, the required notice of redemption shall have been given or provision satisfactory to the Trustee shall have been made therefor; and

(c) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II hereof.

In determining whether the Registered Owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are owned of record by the Company or any affiliate thereof shall be disregarded and deemed not to be Outstanding hereunder for the purpose of any such determination (except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned or held shall be disregarded) unless all Bonds are owned by the Company or any affiliate thereof, in which case such Bonds shall be considered outstanding for the purpose of such determination.  For the purpose of this definition, an "affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Paying Agent" means, initially, the Trustee and any successor.

"Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization, a governmental body or a political subdivision, a municipal corporation, public corporation or any other group or organization of individuals.

"Rating Agency" means Moody’s or S&P.

"Rebate Fund" means the separate fund, if any, created pursuant to the Tax Documents at the request of the Company and held by the Trustee but not as part of the Trust Estate under this Indenture.

"Register" means the registration books of the Issuer described in Section 2.7(a) hereof.

"Registered Owner" or "Bondholder" or "Owner" means the Person in whose name any Bond is registered pursuant to Section 2.7(a) hereof.

"Regular Record Date" means, with respect to the Bonds, the close of business on the fifteenth day of the month immediately preceding the Interest Payment Date.

"Regulations" means the applicable proposed, temporary or final Income Tax Regulations promulgated under the Code, as such regulations may be amended or supplemented from time to time.

"Revenues of the Issuer" or "Revenues"  means and includes all payments by or on behalf of the Company, including specifically the Installment Loan Payments, under the Loan Agreement to be paid into the Debt Service Fund and all receipts of the Trustee credited against such payments, but not including payments with respect to the indemnification or reimbursement of certain expenses of the Trustee under Section 6.5 of the Loan Agreement and of the Issuer under Sections 6.6, 7.1 and 8.3 of the Loan Agreement or under any other guaranty or indemnification agreement.

"S&P" means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, by notice to the Issuer and the Trustee.

"Securities Depository" means any "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934, as amended.

"Special Mandatory Redemption" means any redemption of Bonds made pursuant to Section 5.1(b) hereof.

"Special Record Date" means the Special Record Date established by the Trustee pursuant to Section 2.9(b)(iii) hereof with respect to payment of overdue interest.

"Supplemental Indenture" means any supplement to this Indenture delivered pursuant to Article IX hereof.

"Supplemental Loan Agreement" means any supplement to the Loan Agreement entered into pursuant to Section 9.3 hereof.

"Tax Documents" means the Tax Certificate as to Arbitrage and Instructions as to Compliance with Provisions of Section 103(a) of the Internal Revenue Code of 1986, as amended, of the Company and the Issuer, dated as of the issuance date of the Bonds, and such other documents as Bond Counsel may require to be executed and delivered in connection with the issuance of the Bonds relating to their tax status under the Code.

"Trust Estate" means the trust estate as defined in the granting clauses in this Indenture.

"Underwriting Agreement" means, with respect to the Bonds, the Bond Purchase Agreement dated October __, 2008 among the Issuer, the Company and Edward D. Jones and Co., LP, as underwriter, providing for the purchase and sale of the Bonds.

"United States Government Obligations" means direct obligations of, or obligations the full and timely payment of which are unconditionally guaranteed by, the United States of America.

SECTION 1.2. Certain Rules of Interpretation.

(a) The definitions set forth in Article I and in the Loan Agreement shall be equally applicable to both the singular and plural forms of the terms therein defined and shall cover all genders.

(b) "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular Article, Section or Subdivision hereof in which such word is used.

(c) Reference herein to an article number (e.g., Article IV) or a section number (e.g., Section 6.2) shall be construed to be a reference to the designated article number or section number hereof unless the context or use clearly indicates another or different meaning or intent.

(d) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

(e) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

(f) Any headings preceding the text of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

(g) References to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and references to agreements and other contractual instruments shall be deemed to include any exhibits and appendices attached thereto and all amendments, supplements and other modifications to such instruments, but only to the extent such amendments, supplements and other modifications are not prohibited by the terms of this Indenture.

(h) Whenever in this Indenture, the Issuer, the Company or the Trustee is named or referred to, it shall include, and shall be deemed to include, its respective successors and assigns whether so expressed or not.  All of the covenants, stipulations, obligations and agreements by or on behalf of, and other provisions for the benefit of, the Issuer, the Company and the Trustee contained in this Indenture shall inure to the benefit of such respective successors and assigns, bind and shall, inure to the benefit of any officer, board, commission, authority, agency or instrumentality to whom or to which there shall be transferred by or in accordance with law any right, power or duty of the Issuer or of its successors or assigns, the possession of which is necessary or appropriate in order to comply with any such covenants, stipulations, obligations, agreements or other provisions of this Indenture.

(i) Every "request," "order," "demand," "application," "appointment," "notice," "statement," "certificate," "consent," "direction" or similar action hereunder by persons referred to herein shall, unless the form thereof is specifically provided, be in writing and signed by an Authorized Representative of the person giving it.

ARTICLE II

THE BONDS

SECTION 2.1. Authorized Amount and Issuance of Bonds; Disposition of Bond Proceeds.

Upon the execution and delivery of this Indenture, the Issuer shall execute the Bonds and deliver them to the Trustee for authentication.  At the written direction of the Issuer, the Trustee shall authenticate the Bonds, and deliver them to the purchasers thereof upon receipt by the Trustee of the amount due the Issuer for the initial delivery of the Bonds pursuant to the terms of the Underwriting Agreement by wire transfer of immediately available funds.  The proceeds of the Bonds shall be deposited by the Trustee in a settlement account and disbursed or transferred as follows:  (a) transfer to the Debt Service Fund, established pursuant to Section 3.1 hereof, a sum equal to the accrued interest, if any, paid by the initial purchasers of the Bonds; (b) disburse amounts set forth in a Closing Statement executed by the Issuer and the Company to pay Costs of Issuance of the Bonds; and (c) transfer to the Construction Fund, established pursuant to Section 3.1 hereof, the balance of the proceeds received from the initial purchasers of the Bonds.  The total principal amount of the Bonds that may be issued hereunder is hereby expressly limited to $15,000,000, except as provided in Section 2.8 hereof.

SECTION 2.2. Terms of the Bonds.

The Bonds shall be designated "Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series 2008B (The York Water Company Project)" and shall be issuable only as fully registered Bonds without coupons in Authorized Denominations.  Unless the Issuer shall otherwise direct, the Bonds shall be numbered separately from 1 upward.  The Bonds shall be dated as of the Dated Date and shall mature, subject to prior redemption upon the terms and conditions hereinafter set forth, on November 1, 2038.  The Bonds shall bear interest at the rate of 6.00% per annum, from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise.  Each Bond shall bear interest on overdue principal and premium, if any, and, to the extent permitted by law, on overdue interest at the rate of interest borne by the Bonds.

Optional Redemption. The Bonds shall be subject to redemption by the Issuer, at the direction of the Company, on or after November 1, 2013, in whole or in part at any time, in Authorized Denominations, at a redemption price of 100% of the principal amount redeemed plus accrued interest, if any, to the redemption date.

Special Mandatory Redemption.  The Bonds are also subject to Special Mandatory Redemption as set forth in Section 5.1(b) hereof.

Redemption by the Company in the Event of Death of a Beneficial Owner.  The Bonds are subject to Redemption by the Company in the Event of Death of a Beneficial Owner as set forth in Section 5.5 hereof.

SECTION 2.3. Reserved.

SECTION 2.4. Reserved.

SECTION 2.5. Form of Bonds; Execution; Bonds Equally and Ratably Secured; Limited Obligation of the Issuer.

(a) The Bonds shall be substantially in the form of Exhibit A attached to this Indenture and made a part hereof, with appropriate insertions, deletions and modifications to reflect the terms of the Bonds. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its Chairman, Executive Director, or the Deputy Secretary for Business Assistance, Pennsylvania Department of Community and Economic Development (the "Deputy Secretary") and attested by the manual or facsimile signature of its Assistant Secretary, and shall have impressed or imprinted thereon the official seal of the Issuer or a facsimile thereof.  All authorized facsimile signatures shall have the same force and effect as if manually signed.  In case any official whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery.

(b) The Bonds shall be equally and ratably secured under the Indenture, except as otherwise expressly provided herein.  The Bonds, together with premium, if any, and interest thereon, shall be special, limited obligations of the Issuer secured by the Trust Estate and payable solely from the Revenues (except to the extent paid out of monies attributable to the Bond proceeds or the income from the temporary investment thereof) and shall be a valid claim of the respective owners thereof only against the Debt Service Fund and the Construction Fund and the Revenues, which Revenues shall be used for no other purpose than to pay the principal of, and premium, if any, and interest on, the Bonds, except as may be otherwise expressly authorized in this Indenture.  The Bonds are limited obligations of the Issuer and are payable solely from amounts payable by the Company under the Loan Agreement and any funds held under the Indenture and available for such payment.  Neither the Commonwealth of Pennsylvania, nor any political subdivision thereof is or shall be obligated to pay the principal of or premium, if any, or interest on the Bonds, and the Bonds shall not be deemed an obligation of the Commonwealth of Pennsylvania, or any political subdivision thereof.  Neither the faith and credit nor the taxing power of the Commonwealth of Pennsylvania, or any political subdivision thereof is pledged to the payment of the principal of or premium, if any, or the interest on the Bonds.  The Issuer has no taxing power.

(c) All covenants, promises, agreements, duties and obligations of the Issuer set forth in the Financing Documents shall be solely the covenants, promises, agreements, duties and obligations of the Issuer and shall not be deemed to be, or be, the covenants, promises, agreements, duties or obligations of any member, officer, employee or agent of the Issuer or the Commonwealth in his or her individual capacity, and no recourse shall be had for the payment of the principal of, or interest on the Bonds or any other amount payable hereunder or in connection herewith, or for any claim based hereon or on the Bonds or the Loan Agreement, against any such member, officer, employee or agent in his or her individual capacity.

SECTION 2.6. Authentication.

No Bonds shall be valid for any purpose hereunder until the  certificate of authentication printed thereon is duly executed by the manual signature of an authorized signatory of the Trustee, acting as authenticating agent.  Such authentication or registration shall be proof that the Registered Owner is entitled to the benefit of the trusts hereby created.  The certificate of the Trustee may be executed by any person authorized by the Trustee, and it shall not be necessary that the same authorized person sign the certificates of authentication of all Bonds.

SECTION 2.7. Registration, Transfer and Exchange.

(a) The ownership of each Bond shall be recorded in the registration books of the Issuer, which books shall be kept by the Trustee, acting as bond registrar, at its designated corporate trust operations office and shall contain such information as is necessary for the proper discharge of the duties of the Trustee hereunder.

(b) Bonds may be transferred or exchanged as follows:  Any Bond may be transferred if endorsed for such transfer by the Registered Owner thereof and surrendered by such Registered Owner or his duly appointed attorney to the Trustee at its designated corporate trust operations office, whereupon the Trustee shall authenticate and deliver to the transferee a new Bond or Bonds in the same denominations as the Bond surrendered for transfer or in different Authorized Denominations equal in the aggregate to the principal amount of the surrendered Bond.

(i) Any Bond or Bonds may be exchanged for one or more Bonds and in the same principal amount, but in a different Authorized Denomination or Authorized Denominations.  Each Bond so to be exchanged shall be surrendered by the Registered Owner thereof or his duly appointed attorney to the Trustee at its designated corporate trust operations office, whereupon a new Bond or Bonds shall be authenticated and delivered to the Registered Owner.

(ii) In the case of any Bond properly surrendered for partial redemption, the Trustee shall authenticate and deliver a new Bond in exchange therefor, such new Bond to be in an Authorized Denomination equal to the unredeemed principal amount of the surrendered Bond without cost to the Owner; provided that, at its option, the Trustee may certify the amount and date of partial redemption  upon the partial redemption certificate, if any, printed on the surrendered Bond and return such surrendered Bond to the Registered Owner in lieu of an exchange.

(iii) No additional resolutions need be adopted by the governing body of the Issuer or any other body or person so as to accomplish the foregoing conversion and exchange or replacement of any Bond or portion thereof, and the Trustee shall provide for the completion, authentication, and delivery of the substitute Bonds in the manner prescribed herein.

Except as provided in subparagraph (iii) above, the Trustee shall not be required to effect any transfer or exchange during the fifteen (15) days immediately preceding the date of mailing of any notice of redemption or at any time following the mailing of any such notice in the case of Bonds selected for such redemption.  No charge shall be imposed upon Registered Owners in connection with any transfer or exchange, except for taxes or governmental charges related thereto.  No transfers or exchanges shall be valid for any purposes hereunder except as provided above.

SECTION 2.8. Mutilated, Destroyed, Lost or Stolen Bonds.

(a) If any Bond is mutilated, lost, stolen or destroyed, the Registered Owner thereof shall be entitled to the issuance of a substitute Bond provided that:

(i) in all cases, the Registered Owner must provide indemnity to the Issuer, the Company and the Trustee satisfactory to each such party to be indemnified against any and all claims arising out of or otherwise related to the issuance of substitute Bonds pursuant to this Section;

(ii) in the case of a mutilated Bond the Registered Owner shall surrender the Bond to the Trustee for cancellation; and

(iii) in the case of a lost, stolen or destroyed Bond, the Registered Owner shall provide evidence, satisfactory to the Trustee, of the ownership and the loss, theft or destruction of the affected Bond.

Upon compliance with the foregoing, a new Bond of like tenor and denomination, executed by the Issuer, shall be authenticated by the Trustee and delivered to the Registered Owner, all at the expense of the Registered Owner to whom the substitute Bond is delivered.  Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price then due or becoming due shall be paid by the Trustee in accordance with the terms of the mutilated, lost, stolen or destroyed Bond without substitution therefor.

(b) Every Bond issued pursuant to this Section 2.8 shall constitute an additional contractual obligation of the Issuer, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

(c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, unless expressly inconsistent with any law or statute existing or hereafter enacted with respect to the replacement or payment of negotiable instruments, investments or other securities without their surrender.

SECTION 2.9. Payments of Principal, Redemption Price and Interest; Persons Entitled Thereto.

(a) The principal or redemption price of each Bond shall be payable in lawful money of the United States of America upon surrender of such Bond to the designated corporate trust operations office of the Trustee, initially in Harrisburg, Pennsylvania.  Such payments shall be made to the Registered Owner of the Bond so surrendered, as shown on the registration books maintained by the Trustee on the date of payment.

(b) Each Bond shall bear interest and be payable in lawful money of the United States of America as to interest as follows:

(i) Each Bond shall bear interest (A) from the date of authentication, if authenticated on an Interest Payment Date to which interest has been paid or duly provided for, or (B) from the last preceding Interest Payment Date to which interest has been paid or duly provided for (or the Dated Date if no interest thereon has been paid) in all other cases.

(ii) Subject to the provisions of subparagraph (iii) below, the interest due on any Bond on any Interest Payment Date shall be paid to the Registered Owner of such Bond as shown on the registration books kept by the Trustee as of the Regular Record Date.  The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve (12) 30-day months.

(iii) If the funds available under this Indenture are insufficient on any Interest Payment Date to pay the interest then due, the Regular Record Date shall no longer be applicable with respect to the Bonds.  If sufficient funds for the payment of such overdue interest thereafter become available, the Trustee shall immediately establish a special interest payment date for the payment of the overdue interest and a Special Record Date (which shall be a Business Day) for determining the Registered Owners entitled to payments.  Notice of such date so established shall be mailed by the Trustee to each Owner at least ten (10) days prior to the Special Record Date, but not more than thirty (30) days prior to the special interest payment date.  The overdue interest shall be paid on the special interest payment date to the Registered Owners, as shown on the registration books kept by the Trustee as of the close of business on the Special Record Date.

(c) Interest due at the maturity or redemption of the Bonds shall be paid only upon presentation and surrender of Bonds at the corporate trust operations office of the Trustee in Harrisburg, Pennsylvania or such other office as may be designated by the Trustee in writing to the Issuer, the Company and the Owners of the Bonds.

(d) All Bonds issued hereunder are and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication, delivery or maturity of the Bonds so that, subject as aforesaid, all Bonds at any time Outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same, or any of them, shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date.

SECTION 2.10. Temporary Bonds.

Pending preparation of definitive Bonds, the Issuer may issue, in lieu of definitive Bonds, one or more temporary printed or typewritten Bonds in Authorized Denominations, of substantially the tenor recited above.  At the written request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary  Bonds.  Until so exchanged, temporary  Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.  Temporary Bonds shall be numbered consecutively upward from TR-1.

SECTION 2.11. Cancellation of Surrendered Bonds.

The Trustee shall cancel (a) all Bonds surrendered for transfer or exchange, for payment at maturity or for redemption (unless the surrendered Bond is to be partially redeemed and the Trustee elects to return the Bond, certified as to the partial redemption, to the Registered Owner thereof pursuant to Section 2.7(b)(ii)), and (b) all Bonds purchased at the direction of the Company and surrendered to the Trustee for cancellation.  The Trustee shall deliver to the Issuer a certificate of cancellation in respect of all Bonds canceled in accordance with this Section.

SECTION 2.12. Acts of Registered Owners; Evidence of Ownership.

Any action to be taken by Registered Owners may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Registered Owners in person or by an agent appointed in writing.  The fact and date of the execution by any Person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution.  Any action by the Registered Owner of any Bond shall bind all future Registered Owners of the same Bond in respect of anything done or suffered by the Issuer or the Trustee in pursuance thereof.

SECTION 2.13. Book Entry System.

(a) DTC will act as Securities Depository for the Bonds.  The Bonds shall be initially issued in the form of a single fully registered Bond registered in the name of Cede & Co. (DTC’s partnership nominee).  So long as Cede & Co. is the Registered Owner of the Bonds, as nominee of DTC, references herein to Registered Owners, Bondholders or holders or Owners of the Bonds shall mean Cede & Co. and shall not mean the beneficial owners of the Bonds.

(b) The ownership interest of each of the Beneficial Owners of the Bonds will be recorded through the records of a DTC Participant.  Transfers of beneficial ownership interests in the Bonds which are registered in the name of Cede & Co. will be accompanied by book entries made by DTC and, in turn, by the DTC Participants who act on behalf of the Beneficial Owners of the Bonds.

(c) With respect to Bonds registered in the name of Cede & Co., as DTC’s nominee, the Issuer and the Trustee shall have no responsibility or obligation to any DTC Participant or to any person on behalf of whom such a DTC Participant holds an interest in the Bonds, except as provided in this Indenture.  Without limiting the immediately preceding sentence, the Issuer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any DTC Participant with respect to any ownership interest in the Bonds, (ii) the delivery to any DTC Participant or any other person, other than a Bondholder, as shown on the registration books, of any notice with respect to the Bonds, including any notice of redemption, or (iii) the payment to any DTC Participant or any other person, other than a Registered Owner, as shown in the registration books of any amount with respect to principal of, premium, if any, or interest on, the Bonds.

(d) Notwithstanding any other provisions of this Indenture to the contrary, the Issuer and the Trustee shall be entitled to treat and consider the person in whose name each Bond is registered in the registration books as the absolute owner of such Bond for the purpose of payment of principal, premium, if any, and interest with respect to such Bond, for the purpose of giving notices of redemption and other matters with respect to such Bond, for the purpose of registering transfers with respect to such Bond, and for all other purposes whatsoever.  The Trustee shall pay all principal of, premium, if any, and interest on the Bonds only to or upon the order of the respective owners, as shown in the registration books as provided in this Indenture, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer’s obligations with respect to payment of principal of, premium, if any, and interest on, the Bonds to the extent of the sum or sums so paid.

(e) No person other than a Registered Owner, as shown in the registration books, shall receive a Bond certificate evidencing the obligation of the Issuer to make payments of principal, premium, if any, and interest, pursuant to this Indenture.

(f) Any provision of this Indenture permitting or requiring the delivery of Bonds shall, while the book-entry system is in effect, be satisfied by the notation on the books of DTC or a DTC Participant, if applicable, of the transfer of the Beneficial Owner’s interest in such Bond.

(g) So long as the book-entry system is in effect, the Trustee and the Issuer shall comply with the terms of the Letter of Representations, a copy of which is attached hereto as Exhibit B and made a part hereof, or an alternate Letter of Representations as required by DTC.

(h) DTC may determine to discontinue providing its service with respect to the Bonds at any time by giving reasonable written notice and all relevant information on the Beneficial Owners of the Bonds to the Issuer or the Trustee and discharging its responsibilities with respect thereto under applicable law.  If there is no successor Securities Depository appointed by the Issuer, the Trustee shall authenticate and deliver Bonds to the Beneficial Owners thereof in accordance with the information respecting the Beneficial Owners provided to the Trustee by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such information.  The Issuer, at the direction of the Company, may determine not to continue participation in the system of book entry transfers through DTC (or a successor Securities Depository) at any time by giving reasonable written notice to DTC (or a successor Securities Depository) and the Trustee.  In such event, the Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate and deliver the Bonds to the Beneficial Owners thereof in accordance with the information respecting the Beneficial Owners provided to the Trustee by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such information.

The Chairman, Executive Director or Deputy Secretary of the Issuer is hereby authorized to execute any additional Letter of Representations or similar document necessary from time to time to continue or provide for the DTC book-entry system.

SECTION 2.14. Payments to Cede & Co.; Payments to Beneficial Owners.

(a) Notwithstanding any other provision of this Indenture to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to principal of, premium, if any, and interest on, such Bond and all notices with respect to such Bond shall be made and given, respectively, pursuant to DTC’s rules and procedures.

(b) Payments by the DTC Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is now the case with municipal securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such DTC Participant and not of DTC, the Trustee or the Issuer, subject to any statutory and regulatory requirements as may be in effect from time to time.

ARTICLE III

DEBT SERVICE FUND AND CONSTRUCTION FUND

SECTION 3.1. Establishment of Funds and Accounts.

The Issuer hereby establishes with the Trustee trust funds designated the Debt Service Fund and the Construction Fund.

SECTION 3.2. Debt Service Fund.

Monies in the Debt Service Fund shall be held in trust for the Bondholders and, except as otherwise expressly provided herein, shall be used solely for the payment of the interest on the Bonds and for the payment of principal of or premium, if any, on the Bonds upon maturity, whether stated or accelerated, or upon redemption thereof pursuant to Article V hereof.  The Issuer hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to withdraw and make available at its designated office sufficient funds (to the extent available) from the Debt Service Fund to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.

SECTION 3.3. Return of Monies from Non-Presentment of Bonds.

In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, at the date fixed for redemption thereof, or otherwise, and is not thereafter presented for payment, any funds which shall be held for the payment of such principal or redemption price and which remain unclaimed by the Owner of the Bond not presented for payment for a period of two (2) years after such due date thereof, shall, upon request in writing by the Company to the Trustee, and subject to applicable unclaimed property or similar law of the Commonwealth, be paid by the Trustee to the Company.  The owners of the Bonds for which the related deposit was made shall thereafter be limited to a claim against the Company for such monies without interest thereon and only to the extent the related deposit was repaid to the Company.

SECTION 3.4. Construction Fund.

The net proceeds of the sale of the Bonds, after deposit of any accrued interest thereon in the Debt Service Fund and payment of Costs of Issuance pursuant to Section 2.1 hereof, shall be deposited by the Trustee in the Construction Fund and shall be used to pay Project Costs as provided in Section 3.2 of the Loan Agreement.  The Trustee shall disburse monies from the Construction Fund upon receipt of requisitions signed by the Company substantially in the form attached to this Indenture as Exhibit C.  Any amounts remaining after delivery of the certificate of completion pursuant to Section 3.3 of the Loan Agreement shall be used by the Trustee as provided in Section 3.3 of the Loan Agreement.

SECTION 3.5. Debt Service Fund Monies to be Held for All Registered Owners, With Certain Exceptions.

Until applied as herein provided, monies and investments held in the Debt Service Fund shall be held in trust for the benefit of the Registered Owners of all Outstanding Bonds, except that on and after the date on which the interest on or principal or redemption price of any particular Bond or Bonds is due and payable from the Debt Service Fund, the unexpended balance of the amount deposited or reserved in such fund for the making of such payments shall, to the extent necessary therefor, be held for the benefit of the Registered Owner or Registered Owners entitled thereto.

SECTION 3.6. Additional Accounts and Subaccounts.

At the written request of the Company, the Trustee shall establish and maintain additional accounts or subaccounts within the Debt Service Fund or Construction Fund as the Company may reasonably request; provided that (a) in each  case, the written request of the Company shall set forth in reasonable detail the sources of deposits into and disbursements from the account or subaccount to be established, and (b) in each case, the sources of deposits into and disbursements from the account or subaccount to be established shall be limited to the sources of deposits permitted or required to be made into and the disbursements permitted or required to be made from the fund or account within which it is to be established.

ARTICLE IV

INVESTMENTS, TAX COVENANTS

SECTION 4.1. Investment of Funds.

Pending disbursement of the amounts on deposit in the Debt Service Fund (other than any monies held by the Trustee to pay the principal of, premium, if any, or interest which has previously become payable with respect to the Bonds which shall only be invested as provided below in the next succeeding paragraph) and the Construction Fund as provided herein, the Trustee is hereby directed to invest and reinvest such amounts in Investment Securities promptly upon receipt of, and, subject to the limitations set forth in this Article, in accordance with the written instructions of the Company.  In the event no such instructions are received by the Trustee, such amounts shall be invested in Investment Securities described in clause (g) of the definition thereof, pending receipt of such investment instructions.  All such investments, as well as the investments described in the next succeeding paragraph, shall be credited to the fund (and account and subaccount therein) from which the money used to acquire such investments shall have come, and all income and profits on such investments shall be credited to, and all losses thereon shall be charged against, such fund (and account and subaccount therein).  As amounts invested are needed for disbursement from the Debt Service Fund or the Construction Fund, the Trustee shall cause a sufficient amount of the investments credited to that fund to be redeemed or sold and converted into cash to the credit of that fund (and account and subaccount therein).  The Trustee shall not be liable or responsible for any loss resulting from any such investment or reinvestment or redemption or sale as herein authorized; except that the Trustee shall be liable for any loss resulting from its willful or grossly negligent failure, within a reasonable time after  receiving the direction from the Company to make any investment or reinvestment in the manner provided for herein at the Company’s direction.  If the Trustee is unable, after reasonable effort and within a reasonable time, to make any such investment or reinvestment, it shall so notify the Company in writing and thereafter the Trustee shall be relieved of all responsibility with respect thereto.  The Trustee may make any and all such investments through its own investment department or that of its affiliates or subsidiaries.

Notwithstanding anything to the contrary contained herein, any monies held by the Trustee to pay the principal of, premium, if any, or interest which has previously become payable with respect to the Bonds shall only be invested by the Trustee overnight in United States Government Obligations or other Investment Securities rated AAA or Aaa by each Rating Agency then rating the Bonds as directed in writing by the Company.

The Company by its execution of the Loan Agreement covenants to restrict the investment of money in the funds created under this Indenture in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time the Bonds are delivered to their original purchaser, so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code and the Regulations, and the Trustee hereby agrees to comply with the Company’s written instructions with respect to the investment of money in the funds created under this Indenture so long as such instructions conform to the requirements of the Indenture.

Notwithstanding the foregoing, the Company will not direct the Trustee to make investments under this Indenture that conflict with or exceed the limitations set forth in the Tax Documents.  The Trustee shall have no responsibility with respect to the compliance by the Company or the Issuer with respect to any covenant herein regarding investments made in accordance with this Article, other than to use its best reasonable efforts to comply with instructions from the Company regarding such investments.  Since the investments permitted by this Section have been included at the request of the Company and the making of such investments will be subject to the Company’s written direction, the Issuer and the Trustee specifically disclaim and shall not have any obligation to the Company for any loss arising from, or tax consequences of, investments pursuant to the provisions of this Section.  Confirmations are not required from the Trustee for permitted investments included in a monthly statement rendered by the Trustee, and no statement need be rendered by the Trustee for any fund or account if no investment or income accrual activity occurred in such fund or account during such month.

SECTION 4.2. Arbitrage Bond Covenant.

With respect to the authority to invest funds granted in this Indenture, the Issuer hereby covenants with the Bondholders that, subject to the Company’s direction of the investment of funds, it will make no use of the proceeds of the Bonds, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148 of the Code, which would cause the Bonds to be "arbitrage bonds" within the meaning of such Section.

The Trustee shall provide such information as the Company may reasonably request in writing to enable the Company to calculate the amount of earnings on the monies held under this Indenture.

SECTION 4.3. Covenants Regarding Tax Exemption.

The Issuer covenants to refrain from any action which would adversely affect, or to take such action as is reasonable and available and within its control to assure, the treatment of the Bonds as obligations described in Section 103(a) of the Code, the interest on which is not included in the "gross income" of the holder (other than the income of a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code) for purposes of federal income taxation.

ARTICLE V

REDEMPTION OF BONDS

SECTION 5.1.   Bonds Subject to Redemption.

(a) Optional Redemption.  The Bonds are subject to optional redemption as set forth in Section 2.2 hereof.

(b) Special Mandatory Redemption of the Bonds.  The Bonds are subject to Special Mandatory Redemption prior to maturity not later than 180 days after the Company has notice or actual knowledge of the occurrence of a Determination of Taxability at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date.  Any such Special Mandatory Redemption shall be in whole unless the Company delivers to the Trustee an opinion of Bond Counsel that redemption of a portion of the Bonds Outstanding would have the result that interest payable on the Bonds remaining Outstanding after such redemption would not be includable for federal income tax purposes in the gross income of any Owner or Beneficial Owner of a Bond (other than an Owner or Beneficial Owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code and the applicable regulations thereunder), and in such event the Bonds or portions thereof (in Authorized Denominations) shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.

If the Trustee receives written notice from any Owner stating that (i) the Owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Owner for the reasons stated in the definition of "Determination of Taxability" set forth herein or any other proceeding has been instituted against such Owner which may lead to a Final Determination, and (ii) such Owner will afford the Company the opportunity to contest the same, either directly or in the name of the Owner, and until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company and the Issuer and to the Owners of Bonds then Outstanding.  If the Trustee thereafter receives written notice of a Final Determination, the Trustee shall make demand for prepayment of the unpaid Installment Loan Payments under the Loan Agreement or necessary portions thereof from the Company and give notice of the Special Mandatory Redemption of the appropriate amount of Bonds on the earliest practicable date within the required period of 180 days.  In taking any action or making any determination under this Section 5.1(b), the Trustee may rely on an opinion of counsel.

SECTION 5.2. Selection of Bonds for Redemption.

In the event that fewer than all Bonds subject to redemption are to be redeemed, Bonds shall be selected by the Trustee for redemption by lot.  In the case of Bonds of varying Authorized Denominations, each Bond shall be treated as representing that number of Bonds which is obtained by dividing the face amount thereof by the minimum Authorized Denomination applicable to such Bond.  In no event shall there remain outstanding in the name of any Owner, a Bond in an amount less than the minimum Authorized Denomination.

SECTION 5.3. Notice of Redemption.

The Company must deliver written notice by facsimile or first class mail to the Issuer and the Trustee of its intention to prepay the amounts due under the Loan Agreement and its request that the Bonds be called for redemption at least forty-five (45) days prior to the proposed redemption date (or such lesser period as is acceptable to the Trustee).  Unless previously delivered to the Trustee and the Issuer, any such notice from the Company relating to Special Mandatory Redemption shall be accompanied by a certificate as to the occurrence of the event or events on which any Special Mandatory Redemption is based.  The Trustee shall cause notice of any redemption of Bonds hereunder to be given to the Registered Owners of all Bonds to be redeemed at the registered addresses appearing in the registration books kept for such purpose pursuant to Article II hereof.  Each such notice shall (i) be given by facsimile or by first class mail at least thirty (30) days prior to the redemption date, (ii) identify the Bonds to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds), (iii) specify the redemption date and the redemption price, and (iv) state that on the redemption date the Bonds called for redemption will be payable at the designated corporate trust operations office of the Trustee, that from that date interest will cease to accrue, and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds.  No defect affecting any Bond, whether in the notice of redemption or mailing thereof (including any failure to mail such notice), shall affect the validity of the redemption proceedings for any other Bonds.  The Trustee shall also send a notice of prepayment or redemption by first class mail to the Registered Owner of any Bond who has not sent such Bond in for redemption sixty (60) days after the redemption date.

In addition, the Trustee shall give notice of redemption of Bonds by facsimile or by mail, first class postage prepaid, at least thirty (30) days prior to a redemption date to each registered Securities Depository and to any national information service that disseminates redemption notices.  Any notice sent to registered securities depositories or such national information services shall be sent so that they are received at least two (2) days prior to the general mailing or publication date of such notice.  The Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board.  No defect in or delay or failure in giving any recommended notice described in this paragraph shall in any manner affect the notice of redemption described in the preceding paragraph of this Section 5.3 and any notice mailed as provided in the preceding paragraph of this Section 5.3 shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice.

With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article X hereof, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of monies sufficient to pay the principal of, and premium, if any, and interest on, such Bonds to be redeemed, and that if such monies shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds.  In the event that such notice of redemption contains such a condition and such monies are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice to all Owners of Outstanding Bonds, in the manner in which the notice of redemption was given, that such monies were not so received.

SECTION 5.4. Effect of Redemption.

If the redemption price of the Bonds has been paid to the Trustee in immediately available funds on or before the redemption date, then interest thereon will cease to accrue, and the Registered Owners will have no rights with respect to such Bonds nor will they be entitled to the benefits of the Indenture except to receive payment of the redemption price thereof and unpaid interest accrued to the date fixed for redemption.

SECTION 5.5. Redemption by the Company in the Event of Death of a Beneficial Owner.

Unless the Bonds have been declared due and payable prior to their maturity by reason of an Event of Default, the Representative (as hereinafter defined) of a deceased Beneficial Owner (as hereinafter defined) who has owned (or whose estate has owned) the Bonds at least six months prior to any request for redemption, has the right after November 1, 2010 to request redemption prior to stated maturity of all or part of his interest in the Bonds, and the Company will redeem (or will cause the Issuer to redeem) the same subject to the limitations that the Company will not be obligated to redeem (or cause to be redeemed), during the period from November 1, 2010 through and including November 1, 2011 (the "Initial Period"), and during any twelve-month period which ends on and includes each November 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Bonds which exceeds $25,000 principal amount (the "Individual Limitation") or (ii) interests in the Bonds exceeding $300,000 in aggregate principal amount (the "Annual Limitation").  A request for redemption may be initiated by the Representative of a deceased Beneficial Owner at any time and in any principal amount.

The Company may, at its option, redeem (or cause to be redeemed) interests of any deceased Beneficial Owner in the Bonds in the Initial Period or any Subsequent Period in excess of the Individual Limitation.  Any such redemption, to the extent that it exceeds the Individual Limitation for any deceased Beneficial Owner, shall not be included in the computation of the Annual Limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period.  The Company may, at its option, redeem (or cause to be redeemed) interests of deceased Beneficial Owners in the Bonds, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding the Annual Limitation.  Any such redemption, to the extent it exceeds the Annual Limitation shall not reduce the Annual Limitation for any Subsequent Period.  On any determination by the Company to redeem (or cause to be redeemed) Bonds in excess of the Individual Limitation or the Annual Limitation, Bonds so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

A request for redemption of an interest in the Bonds may be initiated by the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner or by a surviving joint tenant(s) or tenant(s) by the entirety or the trustee of a trust (each, a "Representative").  The Representative shall deliver a request to the DTC Participant through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the DTC Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the DTC Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the DTC Participant shall require.  The request shall specify the principal amount of the interest in the Bonds to be redeemed.  The DTC Participant shall thereupon deliver to DTC a request for redemption substantially in the form attached as Exhibit D hereto (a "Redemption Request").  DTC will, on receipt thereof, forward the same to the Trustee.  The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the DTC Participant filing the Redemption Request and the status of each such Redemption Request with respect to the Individual Limitation or the Annual Limitation.  The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the Individual Limitation or the Annual Limitation with the Company.  DTC, the Issuer and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the DTC Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Bonds to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner.

Subject to the Individual Limitation and the Annual Limitation, the Company will, after the death of any Beneficial Owner, redeem (or cause to be redeemed) the interest of such Beneficial Owner in the Bonds on the next Interest Payment Date occurring not less than 30 days following receipt by the Company of the Redemption Request from the Trustee.  If Redemption Requests exceed the aggregate principal amount of interests in Bonds required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests.  The Company may, at any time notify the Trustee that it will redeem (or cause to be redeemed), on the next Interest Payment Date occurring not less than 30 days thereafter, all or any such lesser amount of Bonds for which Redemption Requests have been received but which are not then eligible for redemption by reason of the Individual Limitation and the Annual Limitation.  Any Bonds so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

The price to be paid by the Company for the Bonds to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment.  Subject to arrangements with DTC, payment for interests in the Bonds which are to be redeemed shall be made to DTC upon presentation of Bonds to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by DTC which are to be fulfilled in connection with such payment.  The principal amount of any Bonds acquired or redeemed by or at the direction of the Company other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this section shall not be included in the computation of either the Individual Limitation or the Annual Limitation for the Initial Period or for any Subsequent Period.

For purposes of this section, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Bond and the right to receive the proceeds therefrom, as well as the interest and principal payable to the holder thereof.  In general, a determination of beneficial ownership in the Bonds will be subject to the rules, regulations and procedures governing  DTC and DTC Participants.

For purposes of this section, an interest in a Bond held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner.  The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Bonds will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the DTC Participant, if such rights can be established to the satisfaction of the DTC Participant.  Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh H.R. 10 plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where the decedent has the right to receive all or a portion of the income and such person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

In the case of a Redemption Request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time the Company gives notice of its election to redeem the Bonds, the Bonds which are the subject of such pending Redemption Request shall be redeemed prior to any other Bonds.

Any Redemption Request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the DTC Participant on behalf of such person to the DTC and by the DTC to the Trustee not less than 60 days prior to the Interest Payment Date on which such Bonds are eligible for redemption.

The Company may, at its option, purchase any Bonds for which Redemption Requests have been received in lieu of redeeming (or causing the redemption of) such Bonds.  Any Bonds so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.

During such time or times as the Bonds are not represented by a Global Security and are issued in definitive form, all references in this Section to DTC Participants and the DTC, including the DTC's governing rules, regulations and procedures shall be deemed deleted, all determinations which under this section the DTC Participants are required to make shall be made by the Company (including, without limitation, determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Bonds to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner), all Redemption Requests, to be effective, shall be delivered by the Representative to the Trustee, with a copy to the Company, and shall be in the form of a Redemption Request (with appropriate changes to reflect the fact that such Redemption Request is being executed by a Representative) and, in addition to all documents that are otherwise required to accompany a Redemption Request, shall be accompanied by the Bond that is the subject of such request.

SECTION 5.6. Purchase in Lieu of Redemption.

Notwithstanding anything to the contrary contained herein, the Company may elect to purchase from the Owners any Bonds that have been called for redemption under Section 5.1 hereof on the redemption date by giving the Trustee and the Issuer written notice at least two (2) Business Days prior to the date the Bonds are to be redeemed, and such Bonds so purchased shall be retired.  The principal amount of Bonds to be redeemed on the applicable redemption date shall be reduced by the amount of Bonds so purchased.

ARTICLE VI

REPRESENTATIONS AND COVENANTS OF THE ISSUER

SECTION 6.1. General Limitation; Issuer’s Representation.

The representations and covenants of the Issuer herein and in any proceeding, document or certification incidental to issuance of the Bonds shall not create a pecuniary liability of the Issuer, except to the extent of the Trust Estate.  The Issuer represents and covenants that it has made no pledge, assignment or other conveyance of its rights, title and interest in the Trust Estate except to the Trustee as provided herein.

SECTION 6.2. Payment of Bonds and Performance of Covenants.

The Issuer shall, but only out of the Revenues, promptly pay the principal of, premium, if any, and interest on the Bonds at the place, on the dates and in the manner provided in the Bonds.  The Issuer shall promptly perform and observe all of its other covenants, undertakings and obligations set forth in the Financing Documents.

SECTION 6.3. Enforcement of the Loan Agreement.

The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Company, including provisions that the Loan Agreement may only be amended with the written consent of the Trustee, and reference is hereby made to the Loan Agreement for a statement of such covenants and obligations of the Company.  Subject to Section 6.4 hereof and the enforcement of Unassigned Issuer’s Rights by the Issuer, the Trustee may enforce against the Company or any Person any rights of the Issuer or obligations of the Company under or arising from the Bonds or the Loan Agreement, whether or not the Issuer is in default hereunder or under the Bonds, but the Trustee shall not be deemed to have thereby assumed the obligations of the Issuer under the Loan Agreement.  The Issuer shall fully cooperate with the Trustee in the enforcement by the Trustee of any such rights.

SECTION 6.4. No Personal Liability.

No member, officer or employee of the Issuer, including any person executing this Indenture or the Bonds and no individual employee or agent of the Company shall be liable personally on the Bonds or be subject to any personal liability for any reason relating to the issuance of the Bonds.

SECTION 6.5. Exemption from Federal Income Taxation.

The Issuer will not knowingly take any action, or omit to take any action, which action or omission will adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds, and in the event of such action or omission will promptly, upon receiving knowledge thereof, take all lawful actions, based on advice of counsel and at the expense of the Company, as may rescind or otherwise negate such action or omission.

SECTION 6.6. Corporate Existence; Compliance with Laws.

           The Issuer shall maintain its corporate existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, rules, regulations, orders, requirements and directions of any legislative, executive, administrative or judicial body relating to the Issuer’s participation in the financing of the Project, the issuance of the Bonds or its execution, delivery and performance of this Indenture and the Loan Agreement.

SECTION 6.7. Filings.

           The Issuer shall cause this Indenture or financing statements relating hereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the Registered Owners and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof.  From time to time, the Trustee may, but shall not be required to, obtain an opinion of counsel setting forth what, if any, actions by the Issuer or Trustee should be taken to preserve such security.  The Issuer shall execute or cause to be executed any and all further instruments as shall reasonably be requested by the Trustee for such protection of the interests of the Registered Owners and shall furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of the Indenture upon the Trust Estate or any part thereof until the principal or redemption price of, and interest on the Bonds issued hereunder shall have been paid in full.  The Issuer shall cause to be prepared, and the Trustee shall execute or join in the execution of, any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of counsel to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal or redemption price and interest shall have been paid.

SECTION 6.8. Further Assurances.

           Except to the extent otherwise provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee or the Registered Owners may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

SECTION 6.9. Inspection of Books.

           All books and records, if any, in the Issuer’s possession relating to the Project and the amounts derived from the Project shall, upon written request and at all reasonable times, be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

ARTICLE VII

EVENTS OF DEFAULT AND REMEDIES

SECTION 7.1. Events of Default Defined.

(a) Each of the following shall be an Event of Default hereunder:

(i) Payment of any installment of interest, principal, or premium, if any, on the Bonds is not made when due and payable; or

(ii) An Act of Bankruptcy shall occur; or

(iii) Failure by the Issuer to observe or perform any covenant, condition or agreement on its part to be observed or performed under this Indenture, other than as referred to in (i) above, for a period of 30 days after written notice is given to the Issuer, specifying such failure and requesting that it be remedied, by the Trustee; provided, however, that if the failure stated in the notice is such that it can be remedied but not within such 30-day period, it shall not constitute an Event of Default if the default, in the judgment of the Trustee in reliance upon advice of counsel, is correctable without material adverse effect on the Bondholders and if corrective action is instituted by the Issuer within such period and is diligently pursued until the default is remedied; or

(iv) The occurrence of an Event of Default under the Loan Agreement; or

(v) Failure by the Issuer to comply with the Act;

(b) The Trustee shall promptly notify the Issuer and the Company in writing of the occurrence of any Event of Default after it receives written notice or has actual knowledge of such occurrence.

(c) Force Majeure.  The provisions of Section 7.1(a)(iii) hereof and Section 8.1(b)(vi) of the Loan Agreement are subject to the following limitations:  if by reason of acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the Government of the United States or of the Commonwealth or any department, agency, political subdivision, court or official of any of them, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; volcanoes; fires; hurricanes; tornadoes; storms; blue northers; floods; washouts; droughts; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of either the Company or the Issuer, the Company is unable in whole or in part to carry out any one or more of its agreements or obligations contained in the Loan Agreement (other than its obligations under Sections 6.4 through 6.6, 6.10, 7.1, 7.2 and 8.3 thereof) or the Issuer is unable in whole or in part to carry out any one or more of its agreements or obligations contained in this Indenture (other than its obligations to pay the principal of, and premium, if any, and interest on the Bonds as herein provided), neither the Company nor the Issuer shall be deemed in default by reason of not carrying out said agreement or agreements or performing said obligation or obligations during the continuance of such inability.  Both the Company and the Issuer shall make reasonable efforts to remedy with all reasonable dispatch the cause or causes preventing them from carrying out their respective agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

SECTION 7.2. Acceleration and Annulment Thereof.

(a) Upon the occurrence of an Event of Default described in Section 7.1(a)(ii) hereof, the principal of all Bonds then Outstanding, together with accrued interest thereon, shall automatically become due and payable immediately without any declaration of acceleration by the Trustee, anything in this Indenture to the contrary notwithstanding.   Upon the occurrence of any other Event of Default hereunder the Trustee may, and upon the written direction of the Registered Owners of 25% or more in principal amount of the Bonds then Outstanding and (subject to the provisions of Section 8.1(b) hereof) receipt of indemnity to its sole satisfaction shall, by notice in writing to the Issuer and the Company declare the principal of all Bonds then Outstanding to be immediately due and payable, and upon such declaration, the said principal, together with interest accrued thereon, shall become due and payable immediately, anything in this Indenture or in the Bonds to the contrary notwithstanding; provided, however, that no such declaration shall be made if the Company cures such Event of Default prior to the date of the declaration.  Upon any acceleration hereunder (whether automatic or by declaration), all payments due under the Loan Agreement shall automatically become immediately due and payable and the Trustee shall promptly exercise such rights as it may have under the Loan Agreement.

Promptly following any declaration of acceleration (or promptly after the Trustee has knowledge of an automatic acceleration), the Trustee shall cause to be mailed notice of such acceleration by first class mail to each Owner of a Bond at his last address appearing on the registration books of the Trustee.  Any defect in or failure to give such notice of such acceleration shall not affect the validity of such acceleration.

(b) If after the principal then due on the Bonds has been declared to be due and payable, and the redemption price then due and all arrears of interest upon the Bonds are caused to be paid by the Issuer, and the Issuer also causes to be performed all other things in respect to which it may have been in default hereunder and causes to be paid by the Company or otherwise the reasonable charges of the Trustee and the Registered Owners, plus reasonable attorney’s fees, or any such default is waived as provided in Section 7.13 hereof, then, and in every such case, the Trustee may or, upon the direction in writing of the Registered Owners of a majority in principal amount of the Bonds then Outstanding, shall annul such declaration and its consequences and such annulment shall be binding upon the Trustee, the Issuer and upon all Registered Owners of Bonds issued hereunder.  No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon.

SECTION 7.3. Legal Proceedings by Trustee.

If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Registered Owners of 25% or more in principal amount of the Bonds then Outstanding and receipt of indemnity to its sole satisfaction shall, in its own name;

(a) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Registered Owners, including the right to require the Issuer or the Company to carry out any other agreements with, or for the benefit of, the Registered Owners;

(b) Bring suit upon the Bonds;

(c) By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Registered Owners; and

(d) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Registered Owners.

SECTION 7.4. Discontinuance of Proceedings by Trustee.

If any proceeding taken by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, then the Issuer, the Trustee, the Company and the Registered Owners shall be restored to their former positions and rights hereunder as though no such proceeding had been taken.

SECTION 7.5. Registered Owners May Direct Proceedings.

The Registered Owners of a majority in principal amount of the Bonds then Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder; provided that the Trustee shall have the right to decline to follow any such direction if the Trustee, upon advice of counsel, determines that the action so directed may not be lawfully taken or if the Trustee in good faith determines that the action so directed might involve the Trustee in personal liability or might unduly prejudice the interests of the Registered Owners not parties to such direction, it being understood that the Trustee has no duty to ascertain whether or not such actions so directed are unduly prejudicial to such Registered Owners.

SECTION 7.6. Limitations on Actions by Registered Owners.

No Registered Owner shall have any right to pursue any remedy hereunder unless (a) the Trustee shall have been given written notice of an Event of Default or the Trustee is deemed to have notice as provided in Section 8.3(h), (b) the Registered Owners of at least 25% in principal amount of the Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names, (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, and (d) the Trustee shall have failed to comply with such request within a reasonable time; it being understood and intended that no one or more Registered Owners shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the owners of all Bonds then Outstanding.  Nothing contained in this Indenture, however, shall affect or impair the right of any Registered Owner to enforce the payment of the principal of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to cause the payment of the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective owners thereof on the date, at the place, from the source and in the manner in the Bonds expressed.

SECTION 7.7. Trustee May Enforce Rights Without Possession of Bonds.

All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Registered Owners of the Bonds.

SECTION 7.8. Remedies Not Exclusive.

Except as limited under Section 11.1 of this Indenture, no remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

SECTION 7.9. Delays and Omissions Not to Impair Rights.

No delay or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

SECTION 7.10. Application of Monies.

All monies received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of costs, expenses, liabilities and advances paid, incurred or made or anticipated by the Trustee in the collection of such monies and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Debt Service Fund; and all monies in the Debt Service Fund (other than monies held for the payment of a particular Bond) shall be applied, as follows:

(a) Unless the principal of all of the Bonds shall have become or shall have been declared due and payable, all such monies shall be applied:

First - to the payment to the persons entitled thereto of all interest then due on the Bonds or if the amount available shall not be sufficient for such purpose, then to the payment ratably, to the persons entitled thereto without any discrimination or privilege; and

Second - to the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds matured, or called for redemption for the payment of which monies and/or Government Obligations are held pursuant to this Indenture), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

(b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such monies shall be applied to the payment of the principal and the interest then due and unpaid upon the Bonds (other than installments of interest, and amounts of principal of Bonds matured or called for redemption, for the payment of which monies and/or Government Obligations are held pursuant to this Indenture) without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

(c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the monies shall be applied in accordance with the provisions of paragraph (a) of this Section.

Whenever monies are to be applied pursuant to the provisions of this Section, such monies shall be applied as soon as practicable as the Trustee shall in good faith determine having due regard to the amount of such monies available for application and the likelihood of additional monies becoming available for such application in the future.  Whenever the Trustee shall apply such funds, it shall fix the date (which shall be the date of acceleration of the Bonds or if there shall not have been an acceleration, such date as shall be determined by the Trustee) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue.  The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such monies and of the fixing of any such date, and shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee.

SECTION 7.11. Trustee’s Right to Receiver.

The Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Registered Owners and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are permitted by law.

SECTION 7.12. Trustee and Registered Owners Entitled to All Remedies.

It is the purpose of this Article to make available to the Trustee and the Registered Owners all lawful remedies; but should any remedy herein granted be held unlawful, the Trustee and the Registered Owners shall nevertheless be entitled to every other remedy provided by law.  It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver who may be appointed hereunder.

SECTION 7.13. Waiver of Past Defaults.

The Registered Owners of not less than a majority in principal amount of the Outstanding Bonds may on behalf of the Registered Owners of all the Bonds (by written notice thereof to the Issuer and the Trustee) waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, redemption premium, if any, or interest on, any Bond unless prior to such waiver or rescission, all arrears of principal or interest, or both, as the case may be, and all expenses of the Trustee, in connection with such default shall have been paid or provided for; or (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Registered Owner of each Outstanding Bond.  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

ARTICLE VIII

THE TRUSTEE

SECTION 8.1. Certain Duties and Responsibilities of Trustee.

(a) The Trustee accepts the trusts hereby created and agrees to perform the duties herein required of it upon the terms and conditions hereof.  The Trustee shall have the right, power and authority, at all times, to do all things not inconsistent with the express provisions of this Indenture which it may deem necessary or advisable in order to:  (i) enforce the provisions of this Indenture, (ii) take any action with respect to any Event of Default, (iii) institute, appear in or defend any suit or other proceeding with respect to an Event of Default, or (iv) protect the interests of the Owners of any Outstanding Bonds.  The Trustee shall be responsible only for performing those duties of the Trustee specifically provided for herein and no implied duties or liabilities shall be read into this Indenture against the Trustee.

(b) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and, except as provided in the next succeeding sentence in respect of the period during the continuance of an Event of Default, the Trustee shall not be liable for any action reasonably taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it hereby, or be responsible other than for its own gross negligence or willful misconduct.  In case an Event of Default has occurred and is continuing of which the Trustee has been notified as provided in Section 8.3(h) or of which it is deemed to have notice pursuant to such Section, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise under the circumstances in the conduct of his own affairs.

(c) The Trustee shall not be required to give any bond or surety in respect of the execution of its rights and duties under this Indenture.

(d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that

(i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by its officers, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Registered Owners of at least 25% or not less than a majority in aggregate principal amount of the Outstanding Bonds permitted to be given by them under this Indenture except as otherwise provided herein; and

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity, satisfactory to the Trustee in its sole discretion, against such risk or liability is not assured to it.

(e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(f) Except as otherwise expressly provided by the provisions of this Indenture, the Trustee shall not be obligated and may not be required to give or furnish any notice, demand, report, request, reply, statement, advice or opinion to any Holder or any other Person, and the Trustee shall not incur any liability for its failure or refusal to give or furnish the same unless obligated or required to do so by the express provisions hereof.

(g) In acting or omitting to act pursuant to the provisions of the Loan Agreement, the Trustee shall be entitled to all of the rights and immunities accorded to it under this Indenture, including but not limited to those set out in this Article VIII.

(h) Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall not be liable or responsible for the accuracy of any calculation or determination which may be required in connection with or for the purpose of complying with Section 148 of the Code, including, without limitation, the calculation of amounts required to be paid to the United States under the provisions of Section 148 of the Code, the maximum amount which may be invested in "nonpurpose obligations" as defined in the Code and the fair market value of any investments made hereunder, and the sole obligation of the Trustee with respect to the investments of funds hereunder shall be to invest the monies received by the Trustee as provided herein pursuant to the written instructions of the Company.

(i) The Trustee will report to the Bondholders and to the Internal Revenue Service for each calendar year the amount of any "reportable payments" during such year with respect to payments on the Bonds.

SECTION 8.2. Notice if Event of Default Occurs or Notice if Taxability Occurs.

The Trustee shall give written notice as soon as possible (and in any event within three (3) Business Days) to the Registered Owners (with copies to the parties to the Financing Documents) of the occurrence of any Event of Default hereunder after the Trustee acquires actual knowledge thereof, unless such default shall have been cured or waived; provided, however, that, in the case of an Event of Default of the character described in Section 7.1(a)(iii), the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interest of the Registered Owners.  The Trustee shall also give to the parties to the Financing Documents and the Registered Owners written notice within five (5) Business Days of receipt by it of any notification from the Internal Revenue Service that the interest on the Bonds is, or may be, subject to federal income taxation.

SECTION 8.3. Certain Rights of Trustee.

Except as otherwise provided in Section 8.1:

(a) the Trustee may conclusively rely upon, and shall be protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and any action taken by the Trustee pursuant to this Indenture upon the request, authority or consent of any Registered Owner (determined at the time of such request, authority or consent) shall be conclusive and binding upon all future owners of the same Bond and any Bonds issued in exchange therefor;

(b) any request or direction of the Issuer or the Company mentioned herein shall be sufficiently evidenced by a writing signed by an Authorized Representative and any resolution of the Issuer may be sufficiently evidenced by a copy of such resolution certified by an Authorized Representative;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate of an Authorized Representative;

(d) before the Trustee acts or refrains from acting, it may consult with counsel, engineers or other experts as may be appropriate, and the written advice of such counsel, engineers or other experts as may be appropriate shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Registered Owners pursuant to this Indenture, unless such Registered Owners shall have offered to the Trustee security or indemnity acceptable to the Trustee in its sole discretion against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction and such action may be lawfully taken;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice and during regular business hours, and subject, further to the Company’s safety and confidentiality requirements to examine the books, records and premises of the Company and the books and records of the Issuer concerning the Bonds personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or indirectly or by or through agents or attorneys provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney reasonably appointed by it hereunder in good faith; and

(h) the Trustee shall not be required to take notice or be deemed to have notice of any default hereunder unless the Trustee shall be specifically notified of such default in writing by the Issuer, the Company or the Owners of a majority in principal amount of the Outstanding Bonds, and in the absence of such notice the Trustee may conclusively assume there is no default; provided, however, that the Trustee shall be required to take and be deemed to have notice of its failure to receive the monies necessary to make payments when due of the Bond Obligations.

SECTION 8.4. Not Responsible for Recitals or Issuance of Bonds.

Except for the Trustee's certificate of authentication signed on the Bonds, the Trustee assumes no responsibility for correctness of the terms set forth herein or in the Bonds.  The Trustee makes no representations as to the validity or sufficiency of this Indenture, except that the Trustee represents that said Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee in accordance with the terms hereof, except as its enforceability may be subject to (i) the exercise of judicial discretion in accordance with general equitable principles; and (ii) applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied.  Further, the Trustee makes no representations as to the validity or sufficiency of the Bonds.  The Trustee shall not be accountable for the use or application by the Issuer or the Company of Bonds or the proceeds thereof.  The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenant, condition or agreement on the part of the Issuer or the Company under the Loan Agreement (except as provided in Section 8.3(h) hereof), but the Trustee may require of the Issuer or the Company full information and advice as to the performance on such covenants, conditions and agreements.

SECTION 8.5. May Hold Bonds.

The Trustee or any other agent of the Issuer or the Company, in its individual or any other capacity, may become the owner of Bonds and may otherwise deal with the Issuer or the Company with the same rights it would have if it were not Trustee or such other agent.  The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Registered Owners may be entitled to take with like effect. The Trustee may also engage in or be interested in financial or other transactions with the Company and the Issuer; provided that such transactions are not in conflict with its duties under this Indenture.

SECTION 8.6. Money Held in Trust.

All money deposited from time to time in the Debt Service Fund and the Construction Fund shall be held in trust for the benefit of the Owners but, except as provided in Article X of this Indenture, need not be segregated from other funds held in trust under this Indenture by the Trustee, but shall be segregated at all times from all funds of the Issuer or the Trustee not held by the Trustee under this Indenture.  The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided in this Indenture.

SECTION 8.7. Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state that is either a trust company or a bank in good standing in the Commonwealth, authorized under such laws to exercise trust powers and authorized under the Act to act as Trustee hereunder, having a combined capital, surplus and undivided profits of at least $100,000,000, subject to supervision or examination by federal or state authority and shall not be a Disqualified Contractor.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 8.8. Resignation and Removal of Trustee; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.9 of this Indenture.

(b) The Trustee may resign at any time by giving written notice thereof to the other parties to the Financing Documents.  If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by the Owners of a majority in aggregate principal amount of the Outstanding Bonds, or so long as no Event of Default or no event which with the passage of time or the giving of notice or both would constitute an Event of Default is then in existence, by the Company, in either case by an instrument in writing delivered to the parties to the Financing Documents not less than fifteen (15) days prior to the intended effective date of the removal.

(d) If at any time:  (i) the Trustee shall cease to be eligible under Section 8.7 of this Indenture or under applicable law and shall fail to resign after written request therefor as a result thereof by any party to a Financing Document or by a Registered Owner who has been a bona fide Owner for at least six (6) months, or (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company or the Issuer may remove the Trustee, or (y) any Registered Owner who has been a bona fide Owner for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the prior consent of the Company, if any, shall promptly appoint a successor Trustee.  If, within sixty (60) days after such resignation, removal or incapability, or the occurrence of such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Owners of a majority in aggregate principal amount of the Outstanding Bonds and notice of acceptance of such appointment is delivered to the parties to the Financing Documents, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer.  The Trustee shall assign all its interests hereunder to the successor Trustee.  If no successor Trustee shall have been so appointed by the Issuer or the Registered Owners and accepted appointment in the manner hereinafter provided, any Registered Owner who has been a bona fide Registered Owner for at least six (6) months may, on behalf of himself and all other Owners similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Issuer, at the expense of the Company, shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event to the Registered Owners and to the parties to the Financing Documents.  Each notice shall include the name of the successor Trustee and the address of its corporate trust operations office.

SECTION 8.9. Acceptance of Appointment by Successor Trustee.

Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the parties to the Financing Documents, including the retiring Trustee, an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses by the Company, execute and deliver an instrument prepared by the successor Trustee transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.  Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 8.10. Merger, Conversion, Consolidation or Succession to Business.

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 8.11. Fees, Charges and Expenses of Trustee.

Pursuant to the provisions of Section 6.5 and 8.3 of the Loan Agreement, the Trustee shall be entitled to be paid by the Company reasonable compensation for its services rendered hereunder and to reimbursement for its actual out-of-pocket expenses (including reasonable counsel fees) necessarily incurred in connection therewith.  The Company may, without creating a default hereunder, contest in good faith the necessity for and the reasonableness of any such services and expenses after making payment therefor.  The Company, the Issuer and the Bondholders agree that the Trustee shall have a lien for the foregoing compensation, expenses and fees upon the Trust Estate (other than monies held for the payment of particular Bonds whether or not such payment is then due and owing) and, upon an Event of Default hereunder, the Trustee shall have a right of payment prior to payment to the Bondholders on account of principal of, premium, if any, and interest on any Bond as provided in Section 7.10 hereof.

The Issuer shall require the Company, pursuant to the Loan Agreement, to indemnify and hold harmless the Trustee against any liabilities which the Trustee may incur in the exercise and performance of its powers and duties hereunder, under the Loan Agreement and any other agreement referred to herein which are not due to the Trustee’s gross negligence or willful misconduct, and for any fees and expenses of the Trustee to the extent funds are not available under this Indenture as provided in the preceding paragraph for the payment thereof.  The rights of the Trustee under this Section shall survive the payment in full of the Bonds and the discharge of this Indenture.  The Trustee acknowledges that the requirement set forth in this paragraph has been satisfied by the Issuer and agrees that in the event the Company fails to perform its obligations under the Loan Agreement relating to such undertaking, the Trustee will make no claim against the Issuer with respect thereto.

When the Trustee incurs expenses or renders services after an Event of Default as a result of an Act of Bankruptcy of the Company, the expenses and the compensation for services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration of the bankruptcy estate under applicable bankruptcy law.

ARTICLE IX

AMENDMENTS AND SUPPLEMENTS

SECTION 9.1. Amendments and Supplements Without Registered Owners’ Consent.

This Indenture may be amended or supplemented from time to time, without the consent of the Registered Owners by a Supplemental Indenture authorized by a certified resolution of the Issuer filed with the Trustee, for one or more of the following purposes:

(a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer; or

(b) to cure any ambiguity or to cure, correct or supplement any defective (whether because of any inconsistency with any other provision hereof or otherwise) provision of this Indenture in such manner as shall not be inconsistent with this Indenture and shall not impair the security hereof or adversely affect the Registered Owners; or

(c) to provide procedures permitting Registered Owners to utilize an uncertificated system of registration for Bonds or for the issuance of Bonds pursuant to a book entry system with a Securities Depository or other entity; or

(d) to modify, alter, amend, supplement or restate this Indenture in any and all respects necessary, desirable or appropriate in order to satisfy the requirements of any Rating Agency which may from time to time provide a rating on the Bonds, or in order to obtain or retain such rating on the Bonds as is deemed necessary by the Company; or

(e) to make any change which, in the judgment of the Trustee, does not adversely affect the rights or security of the Registered Owners.

In determining compliance with this Section, the Trustee may request such certificates and opinions of counsel as it deems necessary and may rely conclusively on such certificates and opinions in the absence of negligence or willful misconduct.

SECTION 9.2. Amendments With Company and Registered Owners’ Consent.

(a) Consent of Majority.  With the written consent of the Company, the parties to this Indenture may enter into Indentures supplemental to this Indenture or amendments to this Indenture modifying, adding to or eliminating any of the provisions hereof but, if such supplement or amendment is not of the character described in Section 9.1, only with the consent of the Registered Owners of not less than a majority of the aggregate principal amount of the Outstanding Bonds, but subject to the limitations of Section 9.2(b).

(b) Consent of All Bondholders.  Notwithstanding the foregoing, no supplement or amendment to this Indenture shall, without the consent of the Registered Owner of each Outstanding Bond so affected, (i) extend the maturity date of any Bond, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any premium payable upon the redemption thereof, or extend or reduce the amount of any mandatory redemption requirement, (ii) deprive such Registered Owner of the lien hereof on the Revenues pledged hereunder and on the Trust Estate, (iii) decrease the amounts payable by the Company under Section 6.4 of the Loan Agreement, (iv) reduce the aggregate principal amount of Bonds the Registered Owners of which are required to approve any such supplement or amendment to this Indenture, (v) increase the percentage of the aggregate principal amount of Bonds the Registered Owners of which are required to direct the Trustee to accelerate the maturity of the Bonds, or (vi) provide a privilege or priority of any Bond over any other Bond.

(c) Effective Date of Amendment.  The Trustee shall establish a record date for purposes of approval of any such amendment or supplement described in subsections (a) and (b) of this Section 9.2, and shall cause notice of such record date and such proposed amendment to be given to the Owners in the same manner as notices of redemption are given by the Trustee.  Such notice shall briefly set forth the nature of the proposed amendment and shall state that copies thereof are on file at the designated office of the Trustee for inspection by all Registered Owners.  If, within sixty (60) days (or such longer period as shall be prescribed by the Company in a written notice to the Trustee and the Issuer) following the mailing of such notice, the Registered Owners of the requisite aggregate principal amount of the Bonds Outstanding at the time of the record date established for such purpose shall have consented to and approved such amendment, no Registered Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the parties to such amendment from adopting the same or from taking any action pursuant to the provisions thereof.  Upon receipt of the consent of the Registered Owners of the requisite aggregate principal amount of the Bonds Outstanding, the Issuer and the Trustee may execute such amendment.

The consent of a Registered Owner shall be evidenced by an instrument executed by such Registered Owner, delivered to the Trustee, which instrument shall refer to the proposed amendment described in said notice and shall specifically consent to and approve such amendment.  Any consent given by a Registered Owner as of such record date shall be irrevocable for a period of six (6) months from the date such consent is given, and shall be conclusive and binding upon all future Registered Owners of the same Bond during such period.  Such consent may be revoked at any time after six (6) months from the date such consent was given by such Registered Owner or by a successor in title, by filing written notice thereof with the Issuer, the Company and the Trustee, but such revocation shall not be effective if the Registered Owners of the requisite aggregate principal amount of the Bonds Outstanding have, prior to the attempted revocation, consented to and approved such amendment.

Notwithstanding any provision herein to the contrary, no amendment to this Indenture which affects the rights or obligations of the Trustee shall be effective against the Trustee without its written consent.

SECTION 9.3. Amendments to Loan Agreement.

The Loan Agreement may be amended by written agreement of the Issuer and the Company and with the written consent of the Trustee, provided that no amendment may be made which would adversely affect the rights of some but less than all Outstanding Bonds without the consent of (a) the Registered Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding and (b) the Registered Owners of not less than a majority in aggregate principal amount of the Bonds so affected; and no amendment may be made which would (i) decrease the amounts payable under the Loan Agreement as Installment Loan Payments; (ii) change any date of payment or prepayment provisions under the Loan Agreement; or (iii) change the amendment provisions of the Loan Agreement without the consent of all of the Registered Owners of the Bonds adversely affected thereby, and provided further that the Loan Agreement may be amended by written agreement of the Issuer and the Company and with the written consent of the Trustee, but not the Owners, in order to make conforming changes with respect to amendments made to this Indenture pursuant to Section 9.1(d) or (e).

SECTION 9.4. Right to Payment.

Notwithstanding any other provisions in this Indenture to the contrary, the right of the Owner of any Bond to receive payment of the principal of, and the premium, if any, and interest on, such Bond, on or after the respective due dates expressed herein, or to institute suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of such Owner.

ARTICLE X

DEFEASANCE

SECTION 10.1. Defeasance.

If the Issuer or Company shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the Owners from time to time of the Bonds, the principal of, premium, if any, and interest due or to become due thereon on the dates and in the manner stipulated therein, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof and if all other liabilities of the Company under the Loan Agreement shall have been satisfied, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the lien of this Indenture shall be canceled and discharged (except with respect to monies held by the Trustee hereunder for the payment of Bonds as aforesaid, and the rights and immunities of the Issuer and the Trustee hereunder), and upon written request of the Issuer or the Company, the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be required by the Issuer or the Company to cancel and discharge the lien hereof and thereof, and reconvey, release, assign and deliver unto the Issuer and the Company, respectively, the estate, right, title and interest in and to any and all property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture.

Any Bond shall be deemed to be paid within the meaning of this Section 10.1 when payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption prior to maturity as provided in this Indenture or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided by irrevocably depositing with the Trustee, in trust for the benefit of and subject to a security interest in favor of the owner of such Bond, and irrevocably setting aside exclusively for such payment on such due date, (1) monies sufficient to make such payment, or (2) Government Obligations (provided that in the opinion of Bond Counsel delivered to the Trustee and the Issuer such deposit of Government Obligations will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds or cause any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code) maturing as to principal and interest in such amounts and on such dates as will (together with any monies held under clause (1)), in the written opinion to the Trustee from a firm of certified public accountants not unsatisfactory to the Trustee, provide sufficient monies without reinvestment to make such payment, and if all necessary and proper fees, compensation and expenses of the Trustee pertaining to the Bonds with respect to which such deposit is made and all other liabilities of the Company under the Loan Agreement shall have been paid or the payment thereof provided for to the satisfaction of the Trustee.  At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes set forth in Sections 2.7 and 2.8 hereof and any such payment from such monies or Government Obligations on the date or dates specified at the time of such deposit.

Notwithstanding the foregoing, in the case of Bonds which are to be redeemed prior to the maturity date, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of redemption of such Bonds shall have been previously given in accordance with Article V hereof, or until the Company, on behalf of the Issuer, shall have given the Trustee, in form satisfactory to the Trustee, irrevocable written instructions:

(a) stating the redemption date when the principal (and premium, if any) of each such Bond is to be paid (which may be any redemption date permitted by this Indenture); and

(b) to call for redemption pursuant to this Indenture any Bonds to be redeemed prior to the maturity date pursuant to (a) hereof.

In the case of Bonds which are not to be redeemed within the next succeeding sixty (60) days, the Trustee shall mail, as soon as practicable, in the manner prescribed by Article V hereof, a notice to the Owners of such Bonds that the deposit required by (ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 10.1 and stating the redemption or maturity date upon which monies are to be available for the payment of the redemption price on or principal of said Bonds.

Any monies so deposited with the Trustee as provided in this Section 10.1 may at the written direction of the Company also be invested and reinvested in Government Obligations, maturing in the written opinion of a firm of certified public accountants delivered and not unsatisfactory to the Trustee in the amounts and on the dates as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 10.1 which, in the written opinion to the Trustee from a firm of certified public accountants not unsatisfactory to the Trustee, is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such monies are deposited, shall be deposited in the Debt Service Fund as and when collected for use and application as are other monies deposited in that fund.

Anything in Article IX hereof to the contrary notwithstanding, if monies or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 10.1 for the payment of the principal of, premium, if any, and interest on the Bonds and the principal of, premium, if any, and interest on such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Section 10.1 shall be made without the consent of the Owner of each of the Bonds affected thereby.

If an agreement with a Securities Depository as described in Section 2.13 hereof is then in effect and such agreement provides for the Company to obtain a CUSIP number in the event of a partial refunding or redemption of the Bonds and the authentication of a new Bond for the refunded or redeemed Bonds, then the Company shall comply with the provisions of such agreement.

SECTION 10.2. Effect of Defeasance.

Notwithstanding anything stated to the contrary in this Article, no defeasance hereunder shall relieve the Trustee of any duty with respect to, or discharge or terminate the provisions hereof with respect to, the payment, transfer, purchase, exchange, registration or redemption of Bonds.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.1. Limitations on Recourse; Immunity of Certain Persons.

No recourse shall be had for any claim based on this Indenture or the Bonds against any past, present or future member, officer, official or employee of the Issuer, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability and all such claims being hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Bonds.  The Bonds are payable solely from the Revenues pledged hereunder and other monies held by the Trustee hereunder for such purpose.  The Issuer shall be conclusively deemed to have complied with all of its covenants and other obligations hereunder, including but not limited to those set forth in Articles III and VI hereof, upon requiring the Company in the Loan Agreement to agree to perform such Issuer covenants and other obligations (excepting only any approvals or consents permitted or required to be given by the Issuer hereunder, and any exceptions to the performance by the Company of the Issuer’s covenants and other obligations hereunder, as may be contained in the Loan Agreement).  However, nothing contained in any such agreement in the Loan Agreement shall prevent the Issuer from time to time, in its discretion, from performing any such covenants or other obligations.  The Issuer shall have no liability for any failure to fulfill, or breach by the Company of, the Company’s obligations under the Bonds, this Indenture, the Loan Agreement, or otherwise, including without limitation the Company’s obligation to fulfill the Issuer’s covenants and other obligations under this Indenture.

SECTION 11.2. No Rights Conferred on Others.

Nothing herein contained shall confer any right upon any Person other than the parties hereto, the Company and the Registered Owners of the Bonds.

SECTION 11.3. Illegal, Etc. Provisions Disregarded.

If any term or provision of this Indenture or the Bonds or the application thereof for any reason or circumstances shall to any extent be held invalid or unenforceable, the remaining provisions or the application of such term or provision to persons and situations other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof and thereof shall be valid and enforced to the fullest extent permitted by law.

SECTION 11.4. Substitute Publication of Notice.

If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or newspapers, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

SECTION 11.5. Mailed Notice.

All notices required or authorized to be given to the Company, the Issuer and the Trustee pursuant to this Indenture shall be in writing and shall be given as provided herein or delivered by hand or overnight courier service or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, or sent by telecopy with evidence of receipt confirmed to the sender, to the following address:

(a) to the Company, to:

The York Water Company
130 East Market Street
Box 15089
York, PA   17405-7089
Attention:  President and CEO
Telecopy No.:  (717) 852-0058

(b) to the Issuer, to:

Department of Community and Economic Development
Pennsylvania Economic Development Financing Authority
Center for Private Financing
Commonwealth Keystone Building
400 North Street – 4th Floor
Harrisburg, PA   17120-0225
Telecopy No.:  (717) 772-3103

(c) to the Trustee, to:

Manufacturers and Traders Trust Company
213 Market Street
Harrisburg, PA   17101
Attention:  Corporate Trust Department
Telecopy No.:  (717) 231-2615

or to such other addresses as may from time to time be furnished to the parties, effective upon the receipt of notice thereof given as set forth above.

SECTION 11.6. Governing Law.

This Indenture shall be governed, in all respects including validity, interpretation and effect by, and shall be enforceable in accordance with, the laws of the United States of America and of the Commonwealth.

SECTION 11.7. Successors and Assigns.

All the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer or by or on behalf of the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

SECTION 11.8. Action by Company.

Any requirement imposed by this Indenture or the Loan Agreement on the Issuer may, if not performed by the Issuer, be performed by the Company and such performance by the Company shall constitute compliance with the requirements of this Indenture or the Loan Agreement as if performed by the Issuer.

SECTION 11.9. Headings and Subheadings for Convenience Only.

The table of contents and descriptive headings and subheadings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 11.10. Counterparts.

This Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 11.11. Additional Notices to Rating Agencies.

The Trustee hereby agrees that if at any time (a) there is a change in the Trustee (b) there are any amendments to the Indenture or the Loan Agreement or (c) all or any part of the principal of the Bonds is paid, the Trustee shall use its best efforts to promptly give notice as provided in Section 11.5 hereof of any such event to each Rating Agency then maintaining a rating on the Bonds, which notice in the case of an event described in clause (b) above shall include a copy of any such amendment.  The agreement contained in this paragraph is made as a matter of courtesy and accommodation only and the Trustee shall have no liability to any person for any failure to comply therewith.

IN WITNESS WHEREOF, the Issuer and Trustee have caused this Indenture of Trust to be executed in their respective corporate names and caused their respective corporate seals to be hereunto affixed and attested by their respective duly authorized officers or representatives, as of the day first above written.

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
Attest:
By:/s/Craig S. Petrasic	By:	/s/Stephen M. Drizos
Craig S. Petrasic		Stephen M. Drizos
Assistant Secretary		Executive Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee
Attest:
By:/s/Alphonse C. Miller	By:	/s/Adnan Ahmad
Alphonse C. Miller		Adnan Ahmad
Assistant Vice President		Assistant Vice President

Exhibit A

(FORM OF BOND)

[The following legend shall appear so long as the Book Entry System described in Section 2.13 of the Indenture has not been discontinued.]

This Bond is subject to a Book Entry System of Registration under which, except as specifically provided otherwise in the Indenture (hereinafter defined), Cede & Co., as nominee of The Depository Trust Company, a New York corporation ("DTC"), will be the Registered Owner and will hold this Bond on behalf of the Beneficial Owner hereof.  By acceptance of a confirmation of purchase, delivery or transfer, the Beneficial Owner of this Bond shall be deemed to have agreed to such arrangement.  Cede & Co., as Registered Owner of this Bond, shall be treated as the Owner of this Bond for all purposes.

Unless this Bond is presented by an Authorized Representative of DTC to the Trustee for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an Authorized Representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an Authorized Representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the Registered Owner hereof, Cede & Co., has an interest herein.

UNITED STATES OF AMERICA

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY

Exempt Facilities Revenue Bond
Series 2008B
(The York Water Company Project)

No. R-1                                                                                                                     $15,000,000

Interest Rate                                  Dated Date                                      Maturity Date                                             CUSIP
6.00%                            October 15, 2008                                       November 1, 2038                                           708686 CG3

Registered Owner:  CEDE & CO.

Principal Amount:  FIFTEEN MILLION DOLLARS

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY (the "Issuer"), a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized and existing under the Pennsylvania Economic Development Financing Law, as amended (the "Act"), for value received, hereby  promises to pay, but solely from the sources hereinafter set forth, to the Registered Owner named above or registered assigns, on the Maturity Date specified above (unless this Bond shall have been previously called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for) the Principal Amount shown above upon surrender of this Bond at the designated corporate trust office of the Trustee (hereinafter defined) and to pay interest thereon, but solely from such sources, at the Interest Rate per annum shown above on May 1 and November 1 of each year, commencing May 1, 2009 (each an "Interest Payment Date").  This Bond shall bear interest from the date of authentication if authenticated on an Interest Payment Date to which interest has been paid or duly provided for, otherwise from the last preceding Interest Payment Date to which interest has been paid or duly provided for or from the Dated Date if no interest hereon has been paid.  The principal or redemption price of this Bond (or of a portion of this Bond in the case of a partial redemption) is payable to the Registered Owner hereof at the corporate trust office of Manufacturers and Traders Trust Company, Harrisburg, Pennsylvania, or the designated office of its successor as trustee (the "Trustee").  Interest shall be paid to the Registered Owner hereof whose name appears on the registration books kept by the Trustee as of the Regular Record Date by check drawn on the Trustee and mailed on the applicable interest payment date to such Registered Owner, or at the option of any Registered Owner, by wire transfer of immediately available funds to such wire transfer address of a bank in the United States as such Registered Owner shall specify in writing to the Trustee no later than the Record Date for such payment.  The Regular Record Date for any Interest Payment Date shall be the close of business on the fifteenth day of the month immediately preceding the Interest Payment Date.  Any interest which is not timely paid or duly provided for shall cease to be payable to the Holder as of the Regular Record Date, and shall be payable to the Holder in whose name this Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such overdue interest.  Notice of the Special Record Date shall be mailed to Holders not less than ten (10) days prior thereto.

This Bond is one of the Issuer's duly authorized Exempt Facilities Revenue Bonds, Series 2008B (The York Water Company Project) aggregating $15,000,000 original principal amount (the "Bonds"), issued under and pursuant to the Act and laws of the Commonwealth, and the Trust Indenture dated as of October 1, 2008 (together with any supplements or amendments thereto, the "Indenture"), between the Issuer and the Trustee.  The Bonds are issued for the purpose of loaning the proceeds thereof to The York Water Company (the "Company") for the financing of (i) a portion of the Company’s 2008 Capital Budget, including, but not limited to the design, acquisition, construction, improvement, extension, renovation, equipping and installation of (a) various structures, including distribution buildings, booster stations, pumping stations, and various plant and ancillary buildings, (b) spillway upgrades, standpipes, transmission and distribution mains, service lines, meters, fire hydrants, water treatment, pumping and purification equipment, and (c) various other capital improvements, replacements and equipment for the Company’s water system located throughout York County and Adams County, Pennsylvania, and (ii) the payment of all or a portion of the costs of issuance of the Bonds.  Pursuant to a Loan Agreement dated as of October 1, 2008 (together with any supplements or amendments thereto, the "Loan Agreement") between the Issuer and the Company, the Company has agreed to make payments to the Trustee, on behalf of the Issuer, in amounts and at the time sufficient to pay the principal of, redemption premium, if any, and interest on the Bonds as and when due.

Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture or the Loan Agreement shall have the respective meanings set forth in the Indenture or the Loan Agreement.

Reference is made to the Indenture for provisions concerning the rights of the Registered Owners and the rights and obligations of the Issuer, the Company and the Trustee.  The acceptance of the terms and conditions of the foregoing documents, including amplifications and qualifications of the provisions hereof and thereof, each of which is on file at the corporate trust office of the Trustee in Harrisburg, Pennsylvania, is an explicit and material part of the consideration of the Issuer's issuance hereof and each Registered Owner hereof by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein.

REDEMPTION

Optional Redemption.  The Bonds shall be subject to redemption by the Issuer, at the direction of the Company, on or after November 1, 2013, in whole or in part at any time, in Authorized Denominations, at a redemption price of 100% of the principal amount redeemed plus accrued interest, if any, to the redemption date.

Special Mandatory Redemption.  The Bonds are subject to Special Mandatory Redemption prior to maturity not later than one hundred eighty (180) days after the Company has notice or actual knowledge of the occurrence of a Determination of Taxability, as defined in the Indenture, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date.  Any such Special Mandatory Redemption shall be in whole unless the Company delivers to the Trustee an opinion of Bond Counsel that redemption of a portion of the Bonds Outstanding would have the result that interest payable on the Bonds remaining Outstanding after such redemption would not be includable for federal income tax purposes in the gross income of any Owner or Beneficial Owner of a Bond (other than an owner or Beneficial Owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code and the applicable regulations thereunder), and in such event the Bonds or portions thereof (in Authorized Denominations) shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.

If the Trustee receives written notice from any Owner stating that (i) the Owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Owner for the reasons stated in the definition of "Determination of Taxability" set forth in the Indenture or any other proceeding has been instituted against such Owner which may lead to a Final Determination, and (ii) such Owner will afford the Company the opportunity to contest the same, either directly or in the name of the Owner, and until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company and the Issuer and to the Owners of Bonds then Outstanding.  If the Trustee thereafter receives written notice of a Final Determination, the Trustee shall make demand for prepayment of the unpaid Installment Loan Payments under the Loan Agreement or necessary portions thereof from the Company and give notice of the Special Mandatory Redemption of the appropriate amount of Bonds on the earliest practicable date within the required period of 180 days.  In taking any such action or making any such determination, the Trustee may rely on an opinion of counsel.

Notice of Redemption.  The Trustee shall cause notice of any redemption of Bonds hereunder to be given to the Registered Owners of all Bonds to be redeemed at the registered addresses appearing in the registration books kept for such purpose pursuant to the Indenture.  Each such notice shall (i) be given by facsimile or by first class mail at least thirty (30) days prior to the redemption date, (ii) identify the Bonds to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds), (iii) specify the redemption date and the redemption price, and (iv) state that on the redemption date the Bonds called for redemption will be payable at the designated corporate trust operations office of the Trustee, that from that date interest will cease to accrue, and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds.  No defect affecting any Bond, whether in the notice of redemption or mailing thereof (including any failure to mail such notice), shall affect the validity of the redemption proceedings for any other Bonds.  The Trustee shall also send a notice of prepayment or redemption by first class mail to the Registered Owner of any Bond who has not sent such Bond in for redemption sixty (60) days after the redemption date.

With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article X of the Indenture, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of monies sufficient to pay the principal of, and premium, if any, and interest on, such Bonds to be redeemed, and that if such monies shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds.  In the event that such notice of redemption contains such a condition and such monies are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice to all Owners of Outstanding Bonds, in the manner in which the notice of redemption was given, that such monies were not so received.

Redemption By The Company In The Event Of Death Of A Beneficial Owner.  Unless the Bonds have been declared due and payable prior to their maturity by reason of an Event of Default, the Representative (as hereinafter defined) of a deceased Beneficial Owner (as hereinafter defined) who has owned (or whose estate has owned) the Bonds at least six months prior to any request for redemption, has the right after November 1, 2010, to request redemption prior to stated maturity of all or part of his interest in the Bonds, and the Company will redeem (or will cause the Issuer to redeem) the same subject to the limitations that the Company will not be obligated to redeem (or cause to be redeemed), during the period from November 1, 2010 through and including November 1, 2011 (the "Initial Period"), and during any twelve-month period which ends on and includes each November 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Bonds which exceeds $25,000 principal amount (the "Individual Limitation") or (ii) interests in the Bonds exceeding $300,000 in aggregate principal amount (the "Annual Limitation").  A request for redemption may be initiated by the Representative of a deceased Beneficial Owner at any time and in any principal amount.

The Company may, at its option, redeem (or cause to be redeemed) interests of any deceased Beneficial Owner in the Bonds in the Initial Period or any Subsequent Period in excess of the Individual Limitation.  Any such redemption, to the extent that it exceeds the Individual Limitation for any deceased Beneficial Owner, shall not be included in the computation of the Annual Limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period.  The Company may, at its option, redeem (or cause to be redeemed) interests of deceased Beneficial Owners in the Bonds, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding the Annual Limitation.  Any such redemption, to the extent it exceeds the Annual Limitation shall not reduce the Annual Limitation for any Subsequent Period.  On any determination by the Company to redeem (or cause to be redeemed) Bonds in excess of the Individual Limitation or the Annual Limitation, Bonds so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

A request for redemption of an interest in the Bonds may be initiated by the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner or by a surviving joint tenant(s) or tenant(s) by the entirety or the trustee of a trust (each, a "Representative").  The Representative shall deliver a request to the DTC Participant through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the DTC Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the DTC Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the DTC Participant shall require.  The request shall specify the principal amount of the interest in the Bonds to be redeemed.  The DTC Participant shall thereupon deliver to DTC a request for redemption substantially in the form attached as Exhibit D to the Indenture (a "Redemption Request").  DTC will, on receipt thereof, forward the same to the Trustee.  The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the DTC Participant filing the Redemption Request and the status of each such Redemption Request with respect to the Individual Limitation or the Annual Limitation.  The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the Individual Limitation or the Annual Limitation with the Company.  DTC, the Issuer and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the DTC Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Bonds to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner.

Subject to the Individual Limitation and the Annual Limitation, the Company will, after the death of any Beneficial Owner, redeem (or cause to be redeemed) the interest of such Beneficial Owner in the Bonds on the next Interest Payment Date occurring not less than 30 days following receipt by the Company of the Redemption Request from the Trustee.  If Redemption Requests exceed the aggregate principal amount of interests in Bonds required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests.  The Company may, at any time notify the Trustee that it will redeem (or cause to be redeemed), on the next Interest Payment Date occurring not less than 30 days thereafter, all or any such lesser amount of Bonds for which Redemption Requests have been received but which are not then eligible for redemption by reason of the Individual Limitation and the Annual Limitation.  Any Bonds so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

The price to be paid by the Company for the Bonds to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment.  Subject to arrangements with DTC, payment for interests in the Bonds which are to be redeemed shall be made to DTC upon presentation of Bonds to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by DTC which are to be fulfilled in connection with such payment.  The principal amount of any Bonds acquired or redeemed by or at the direction of the Company other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this section shall not be included in the computation of either the Individual Limitation or the Annual Limitation for the Initial Period or for any Subsequent Period.

For purposes of this section, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Bond and the right to receive the proceeds therefrom, as well as the interest and principal payable to the holder thereof.  In general, a determination of beneficial ownership in the Bonds will be subject to the rules, regulations and procedures governing  DTC and DTC Participants.

For purposes of this section, an interest in a Bond held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner.  The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Bonds will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the DTC Participant, if such rights can be established to the satisfaction of the DTC Participant.  Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where the decedent has the right to receive all or a portion of the income and such person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

In the case of a Redemption Request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time the Company gives notice of its election to redeem the Bonds, the Bonds which are the subject of such pending Redemption Request shall be redeemed prior to any other Bonds.

Any Redemption Request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the DTC Participant on behalf of such person to the DTC and by the DTC to the Trustee not less than 60 days prior to the Interest Payment Date on which such Bonds are eligible for redemption.

The Company may, at its option, purchase any Bonds for which Redemption Requests have been received in lieu of redeeming (or causing the redemption of) such Bonds.  Any Bonds so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.

During such time or times as the Bonds are not represented by a Global Security and are issued in definitive form, all references in this Section to DTC Participants and the DTC, including the DTC's governing rules, regulations and procedures shall be deemed deleted, all determinations which under this section the DTC Participants are required to make shall be made by the Company (including, without limitation, determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Bonds to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner), all Redemption Requests, to be effective, shall be delivered by the Representative to the Trustee, with a copy to the Company, and shall be in the form of a Redemption Request (with appropriate changes to reflect the fact that such Redemption Request is being executed by a Representative) and, in addition to all documents that are otherwise required to accompany a Redemption Request, shall be accompanied by the Bond that is the subject of such request.

Purchase in Lieu of Redemption.  In the manner and subject to the conditions provided in the Indenture, the Company may elect to purchase any Bonds that have been called for redemption hereof on the redemption date by giving the Trustee and the Issuer written notice at least two (2) Business Days prior to the date the Bonds are to be redeemed, provided that Bonds so purchased shall be retired.  The principal amount of Bonds to be redeemed on the applicable redemption date shall be reduced by the amount of Bonds so purchased.

DEFAULT

In case an Event of Default as defined in the Indenture shall have occurred, the principal of all Bonds then Outstanding under the Indenture may become due and payable prior to their scheduled maturity date.

GENERAL PROVISIONS

The Bonds are and will be equally and ratably secured, to the extent provided in the Indenture, by the Installment Loan Payments to be received by the Trustee from the Company under the Loan Agreement and other amounts payable by the Company under the Loan Agreement.  The Issuer has pledged and assigned to the Trustee as security for the payment of the Bonds all other rights, title and interest of the Issuer in (a) the Loan Agreement (except for the indemnification rights and expense reimbursement rights contained therein), and (b) all amounts on deposit from time to time in the various funds created in, and subject to the conditions set forth, in the Indenture.

No Registered Owner shall have any right to pursue any remedy under the Indenture unless (a) the Trustee shall have been given written notice of an Event of Default; (b) the Registered Owners of at least 25% in principal amount of the Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers granted in the Indenture or to pursue such remedy in its or their name or names; (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities; and (d) the Trustee shall have failed to comply with such request within a reasonable time.

The Bonds are being issued by means of a book entry system, with actual bond certificates evidencing ownership of the Bonds immobilized at The Depository Trust Company, New York, New York (the "Securities Depository"), or its successor as Securities Depository.  Transfers of beneficial ownership of the Bonds shall be effected on the records of the Securities Depository and its participants pursuant to the rules and procedures established by the Securities Depository.  So long as the Bonds are issued in book-entry form, actual bond certificates are not available for distribution to the beneficial owners and the principal, redemption premium (if any), purchase price and interest on the Bonds are payable to Cede & Co., as nominee of the Securities Depository.  Transfer of principal, redemption premium (if any) and interest payments to participants of the Securities Depository is the responsibility of the Securities Depository; transfers of principal, redemption premium (if any) and interest to beneficial owners of the Bonds by participants of the Securities Depository will be the responsibility of such participants and other nominees of beneficial owners.  The Issuer and the Trustee are not responsible or liable for maintaining, supervising or reviewing the records maintained by the Securities Depository, its participants or persons acting through such participants.  If the Bonds are no longer registered to a Securities Depository or its nominee:  (a) this Bond may be registered as transferred only upon the registration books kept for that purpose at the designated corporate trust office of the Trustee by the registered owner hereof in person, or by his or her attorney duly authorized in writing, upon presentation and surrender to the Trustee of this Bond duly endorsed for registration of transfer or accompanied by an assignment duly executed by the registered owner or his or her attorney duly authorized in writing, and thereupon a new registered certificate, in the same aggregate principal amount and of the same maturity shall be issued to the transferee in exchange therefor; and (b) this Bond may be exchanged by the registered owner hereof or his or her duly authorized attorney upon presentation at the designated corporate trust office of the Trustee for an equal aggregate principal amount of Bonds of the same maturity and in any Authorized Denomination in the manner, subject to the conditions and upon payment of charges, if any, provided in the Indenture.

Except in the case of a partial redemption and in connection with the remarketing of Bonds purchased by the Company, the Trustee shall not be obligated to effect any such exchange or transfer of Bonds during the fifteen (15) days immediately preceding the date of mailing of any notice of redemption or at any time following the mailing of any such notice in the case of Bonds selected for such redemption.

The Indenture and the Loan Agreement may be modified or amended only with the consent, with certain exceptions as described in the Indenture, of the Registered Owners of not less than a majority, or in certain instances 100%, in aggregate principal amount of all Bonds Outstanding under the Indenture.

Reference is hereby made to the Indenture and the Loan Agreement, copies of which are on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Company, the Trustee and the Registered Owners of the Bonds.  The Registered Owner of this Bond, by the acceptance hereof, is deemed to have agreed and consented to the terms and provisions of the Indenture and the Loan Agreement.

The Issuer and the Trustee shall be entitled to treat and consider the Person in whose name this Bond is registered in the registration books the absolute owner of this Bond for the purpose of payment of principal, premium, if any, and interest with respect to this Bond, for the purpose of giving notices of redemption and other matters with respect to this Bond, for the purpose of registering transfers with respect to this Bond, and for all other purposes whatsoever.

No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, against any member, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or through any such successor body, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, and all such liability of such members, officers or employees is released as a condition of and as consideration for the execution and issuance of this Bond.

Whenever the due date for payment of interest on or principal of this Bond shall be a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized by law to close (a "Holiday"), then the payment of such interest or principal need not be made on such date, but may be made on the succeeding day which is not a Holiday, with the same force and effect as if made on the due date for payment of principal or interest.

This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by execution by the Trustee, acting as authenticating agent, of the certificate of authentication inscribed hereon.

IN WITNESS WHEREOF, the Pennsylvania Economic Development Financing Authority has caused this Bond to be executed in its name by the manual or facsimile signature of its Executive Director as of the Dated Date set forth above.

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY

By:
Executive Director

[Seal]

Attest:

(Assistant) Secretary

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds described in the within-mentioned Indenture.

Date of Authentication:                                                                           MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Please insert Social Security or

Taxpayer Identification Number of Transferee

/                                                      \

(Please print or typewrite name and address, including zip code of Transferee)

the within Bond and all rights thereunder, and hereby irrevocably constitutes and

,

appoints attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

_______________________________	_________________________________
Notice: Signature (s) must be guaranteed by an eligible guarantor institution participating in a securities transfer association recognized signature guarantee program.

Notice:  The Signature above must correspond with the name of the Registered Owner as it appears upon the front of this Bond in every particular, without alteration or enlargement or any change whatsoever

EXHIBIT B

DTC LETTER OF REPRESENTATION

Blanket Issuer Letter of Representations
[To be Completed by Issuer]

Pennsylvania Economic Development Financing Authority
[Name of Issuer]

                       , 1996
            [Date]

Attention Underwriting Department - Eligibility
The Depository Trust Company
55 Water Street, 50th Floor
New York, NY  10041-0099

Ladies and Gentlemen:

This letter sets forth our understanding with respect to all issues (the “Securities”) that Issuer shall request be made eligible for deposit by The Depository Trust Company (“DTC”).

To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC’s Rules with respect to the Securities, Issuer represents to DTC that Issuer will comply with the requirements stated in DTC’s Operational Arrangements, as they may be amended from time to time.

Note: Schedule A contains statements that the DTC believes accurately describes DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters		Very truly yours, Pennsylvania Economic Development Financing Authority
(Issuer)
		By:	/s/ Kim Kaufman
Received and Accepted:		(Authorized Officer’s Signature) Kim Kaufman, Executive Director
THE DEPOSITORY TRUST COMPANY		(Typewritten Name and Title) Department of Commerce, Bonds Office/PEI 466 Forum Building
[Street Address]
By:	/s/ The Depository Trust Company	Harrisburg	PA	17120
		(City)	(State)	(Zip)
717-783-6112
(Phone Number)

SCHEDULE A

SAMPLE OFFERING DOCUMENT LANGUAGE
DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
(Prepared by DTC-bracketed material may be applicable only to certain issues)

1. The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the securities (the ”Securities”).  The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee).  One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC.  [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

2. DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.  DTC holds securities that its participants (“Participants”) deposit with DTC.  DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants’ accounts, thereby eliminating the need for physical movement of securities certificates.  Direct Participants include organizations.  DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, LLC, and the National Association of Securities Dealers, Inc.  Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”).  The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records.  The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records.  Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction.  Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners.  Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co.  The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership.  DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners.  The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

6. [Redemption notices shall be sent to Cede & Co.  If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed].

7. Neither DTC nor Cede & Co. will consent or vote with respect to the Securities.  Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date.  The omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

8. Principal and interest payments on the Securities will be made to DTC.  DTC’s practice is to credit Direct Participants’ accounts on payable date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payment on payable date.  Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time.  Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, disbursement of such payments Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to [Tender/Remarketing] Agent.  The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records.]

10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent.  Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

11. The Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository).  In that event, Security certificates will be printed and delivered.

12. The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

EXHIBIT C

FORM OF REQUISITION

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
EXEMPT FACILITIES REVENUE BONDS, SERIES 2008B
(THE YORK WATER COMPANY PROJECT)

FORM OF REQUISITION

Requisition No. _____________________
Date:  _____________________________

Manufacturers and Traders Trust Company,
as Trustee
213 Market Street
Harrisburg, PA   17101

Ladies and Gentlemen:

All capitalized terms used herein shall have the meanings set forth in the Trust Indenture dated as of October 1, 2008 (the "Indenture") between the Pennsylvania Economic Development Financing Authority and Manufacturers and Traders Trust Company, as trustee.

You are hereby directed, pursuant to Section 3.4 of the Indenture, to make the following advances from the Construction Fund under the Indenture:

Name and Address of Payee	Amount to be Paid	Purpose of Payment

The undersigned Authorized Company Representative(s) hereby certifies that each of these obligations has been properly incurred, is for Project Costs, is a proper charge against the Construction Fund in accordance with the provisions of the Loan Agreement, the Tax Documents and the Indenture and each amount requisitioned is due and unpaid and has not been the basis of any previous requisition.  To the extent the ultimate payee is not The York Water Company (the "Company"), the amount requisitioned will be transferred to such third party immediately upon receipt.  The undersigned further certifies that there is no Event of Default now existing and he/she has no knowledge of any vendors’, mechanics’ or other liens, conditional sales contracts, chattel mortgages, leases of personalty, title retention agreements or security interests which should be satisfied or discharged before the payments as requisitioned herein are made or which will not be discharged by such payment.

THE YORK WATER COMPANY

By:
Authorized Company Representative

EXHIBIT D

FORM OF REDEMPTION REQUEST
PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
EXEMPT FACILITIES REVENUE BONDS
SERIES 2008B
(The York Water Company Project)

due November 1, 2038
(the "Bonds")

CUSIP NO. __________

The undersigned, ____________________ (the "Participant"), does hereby certify, pursuant to the provisions of that certain Trust Indenture dated as of October 1, 2008 (the "Indenture") between the Pennsylvania Economic Development Financing Authority (the "Issuer") and Manufacturers and Traders Trust Company as Trustee (the "Trustee"), to the Depository Trust Company (the "DTC"), York Water Company (the "Company"), the Issuer and the Trustee that:

1.           [Name of deceased Beneficial Owner] is deceased.

2.           [Name of deceased Beneficial Owner] had a $__________ interest in the above referenced Bonds.

3.           [Name of Representative] is [Beneficial Owner's personal representative/other person authorized to represent the estate of the Beneficial Owner/surviving joint tenant/surviving tenant by the entirety/trustee of a trust] of [Name of deceased Beneficial Owner] and has delivered to the undersigned a request for redemption in form satisfactory to the undersigned, requesting that $__________ principal amount of said Bonds be redeemed pursuant to said Indenture.  The documents accompanying such request, all of which are in proper form, are in all respects satisfactory to the undersigned and the [Name of Representative] is entitled to have the Bonds to which this Request relates redeemed.

4.           The Participant holds the interest in the Bonds with respect to which this Request for Redemption is being made on behalf of [Name of deceased Beneficial Owner].

5.           The Participant hereby certifies that it will indemnify and hold harmless DTC, the Trustee, the Issuer and the Company (including their respective officers, directors, agents, attorneys and employees), against all damages, loss, cost, expense (including reasonable attorneys' and accountants' fees), obligations, claims or liability (collectively, the "Damages") incurred by the indemnified party or parties as a result of or in connection with the redemption of Bonds to which this Request relates.  The Participant will, at the request of the Company, forward to the Company, a copy of the documents submitted by [Name of Representative] in support of the request for redemption.

IN WITNESS WHEREOF, the undersigned has executed this Redemption Request as of _________________.

[PARTICIPANT NAME]

By:
Name:
Title: